                                             Registration Statement No. 33-43628
                                                                        811-6465

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 17

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 17

                           THE TRAVELERS SERIES TRUST
                           --------------------------
                           (Exact name of Registrant)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                           The Travelers Series Trust
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b).
-------
          on __________ pursuant to paragraph (b).
-------
          60 days after filing pursuant to paragraph (a)(1).
-------
          on __________ pursuant to paragraph (a)(1) of Rule 485.
-------
   X      75 days after filing pursuant to paragraph (a)(2).
-------
          on __________ pursuant to paragraph (a)(2) of Rule 485.
-------

If appropriate, check the following box:
        this post-effective amendment designates a new effective date for a
------   previously filed post- effective amendment.

AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE REGISTRANT WERE REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR REGISTRANT'S FISCAL YEAR ENDED DECEMBER 31, 1995 WAS FILED ON FEBRUARY 27, 1996.

                           THE TRAVELERS SERIES TRUST

  Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933

ITEM
NO.                                                             CAPTION IN PROSPECTUS
---                                                             ---------------------
1.     Cover Page                                               Cover Page
2.     Synopsis                                                 Cover Page
3.     Condensed Financial Information                          Financial Highlights (Not applicable to
                                                                   Portfolios added by Post-Effective
                                                                   Amendment No. 16)
4.     General Description of Registrant                        Cover Page; The Travelers Series Trust;
                                                                   Investment Objectives and Policies
5.     Management of the Fund                                   Board of Trustees; Investment Manager;
                                                                   Investment Subadvisers; Securities
                                                                   Transactions; Fund Expenses; Additional
                                                                   Information
6.     Capital Stock and Other Securities                       The Travelers Series Trust; Dividends
                                                                   and Tax Status;  Shares of the Series
                                                                   Trust; Pricing Shares
7.     Purchase of Securities Being Offered                     Shares of the Series Trust
8.     Redemption or Repurchase                                 Share Redemption
9.     Legal Proceedings                                        Legal Proceedings
                                                                CAPTION IN STATEMENT OF ADDITIONAL
                                                                INFORMATION
                                                                --------------------------------------
10.    Cover Page                                               Cover Page
11.    Table of Contents                                        Table of Contents
12.    General Information and History                          Not Applicable
13.    Investment Objectives and Policies                       Investment Objectives and Policies;
                                                                   Investment Restrictions
14.    Management of the Registrant                             Trustees and Officers
15.    Control Persons and Principal                            Additional Information
          Holders of Securities
16.    Investment Advisory and                                  Investment Advisory Services; Investment
          Other Services                                           Subadvisers; Additional Information
17.    Brokerage Allocation                                     Brokerage
18.    Capital Stock and Other                                  Declaration of Trust
          Securities
19.    Purchase, Redemption and Pricing                         Valuation of Securities
          of Securities Being Offered
20.    Tax Status                                               Distributions and Taxes
21.    Underwriters                                             Not Applicable
22.    Calculation of Performance Data                          Not Applicable
23.    Financial Statements                                     Financial Statements

                                                 ___________, 1996 SUPPLEMENT TO
                                                  PROSPECTUS DATED JULY 31, 1996


                           THE TRAVELERS SERIES TRUST

The following information supplements the Prospectus dated July 31, 1996 for the Travelers Series Trust and its portfolios.

Effective __________, the Mid Cap Disciplined Equity Fund (or "Portfolio"), is being added as a new series of shares under The Travelers Series Trust. Information relating to the new Portfolio, its investment objectives, policies and investment risks, as well as the investment adviser and subadviser, are provided below.

INVESTMENT OBJECTIVE

         The investment objective of the Mid Cap Disciplined Equity Fund is to seek growth of capital by investing primarily in a broadly diversified portfolio of common stocks.

         The investment subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's ("S&P") 400 stock index.

         Stock selection is based on the intersection of valuation, earnings-based, and relative price models that provide independent insights and have proven effective in forecasting equity returns. Valuation rankings are derived from measures such as normalized P/E (price/earnings) and P/E relative to growth. The earnings-based model focuses on the trend and magnitude of changes in earnings estimates, earnings surprises and reported earnings. These appraisal factors are combined with an analysis of recent price change to detect significant deviations from normal industry group/sector price correlations.

         Portfolio decision-making follows a disciplined process. Stocks which are ranked favorably by TIMCO's valuation models are reviewed by a team of senior portfolio managers. A sophisticated risk management model is also used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be attractive on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400.

         Sell decisions are closely related to the three drivers of TIMCO's stock selection process. A stock holding will be sold if the earnings outlook for the issuer of the security becomes less positive, if its fundamental valuation is no longer compelling relative to the company's growth potential, or if the stock price moves through the upper band of normal pattern of volatility.

         The Mid Cap Disciplined Equity Fund will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

         The Mid Cap Disciplined Equity Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Mid Cap Disciplined Equity Fund will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Mid Cap Disciplined Equity Fund's transactions in such futures be used for speculative purposes.

         All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").
To ensure that its futures transactions meet CFTC standards, the Mid Cap Disciplined Equity Fund will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

         The Mid Cap Disciplined Equity Fund may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.

RISK FACTORS

         There can, of course, be no assurance that the Mid Cap Disciplined Equity Fund will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Mid Cap Disciplined Equity Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of the Mid Cap Disciplined Equity Fund permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer;

         2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

         3.      pledge up to 10% of its assets to secure borrowings;

         4. invest up to 25% of its assets in the securities of issuers in the same industry; and

         5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Mid Cap Disciplined Equity Fund, as defined in the Investment Company Act of 1940. The Mid Cap Disciplined Equity Fund may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Mid Cap Disciplined Equity Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Mid Cap Disciplined Equity Fund computed at cost;

         5. underwrite securities, except that the Mid Cap Disciplined Equity Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.      invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that the Mid Cap Disciplined Equity Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Mid Cap Disciplined Equity Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

         The Mid Cap Disciplined Equity Fund may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Mid Cap Disciplined Equity Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Mid Cap Disciplined Equity Fund will not bear the expense of such registration. The Mid Cap Disciplined Equity Fund intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Mid Cap Disciplined Equity Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although the Mid Cap Disciplined Equity Fund intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy. It will normally increase the Mid Cap Disciplined Equity Fund's brokerage costs. The Portfolio turnover rate is anticipated to be approximately 100%-125%.

FUND EXPENSES

Pursuant to a Management Agreement dated October 25, 1996 between the Series Trust and the Travelers, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses (including investment advisory fees, but excluding brokerage commissions, interest charges and taxes) exceed a percentage of each Portfolio's average net assets for any fiscal year. For the Mid Cap Disciplined Equity Fund, the amount equals .95%.

For its first year, the Mid Cap Disciplined Equity Fund's expenses are anticipated to be .25%, excluding management fees.

INVESTMENT ADVISER AND SUBADVISER

The investment adviser to the Portfolio is Travelers Asset Management International Corporation (TAMIC). TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic and offshore insurance companies affiliated with The Travelers Insurance Company. For its investment advisory services, TAMIC receives a fee, equal, on an annual basis, to .70% of the Portfolio's average daily net assets.

The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company. For its investment subadvisory services, TIMCO receives a fee, equal, on an annual basis, to 0.35% of the Portfolio's average daily net assets.

INVESTMENT PROFESSIONALS

The investment professionals responsible for the daily operations of the Fund are Kent A. Kelley, Sandip A. Bhagat and Jake E. Hurwitz. Mr. Kelley is Chief Executive Officer, and a director of TIMCO. He has been with Travelers since 1976. In addition to earning a Bachelors degree from New York University and a Masters degree from Yale University, Mr. Kelley is also a Chartered Financial Analyst.

Mr. Bhagat is President and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.

Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1984.





L-12675                                                         ____/96

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           THE TRAVELERS SERIES TRUST

                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------

     The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Seven of the Portfolios of the Series Trust are described herein: Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated Stock Portfolio, Federated High Yield Portfolio, Large Cap Portfolio and Equity Income Portfolio.

     Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by Travelers. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

     This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated July 31, 1996 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-860-277-0111.

     THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS JULY 31, 1996.

                               TABLE OF CONTENTS

THE TRAVELERS SERIES TRUST............................................................    3
FUNDAMENTAL INVESTMENT POLICIES.......................................................    3
TRAVELERS QUALITY BOND PORTFOLIO......................................................    3
LAZARD INTERNATIONAL STOCK PORTFOLIO..................................................    5
MFS EMERGING GROWTH PORTFOLIO.........................................................    7
FEDERATED HIGH YIELD PORTFOLIO........................................................   11
FEDERATED STOCK PORTFOLIO.............................................................   15
LARGE CAP PORTFOLIO...................................................................   16
EQUITY INCOME PORTFOLIO...............................................................   19
PORTFOLIO TURNOVER....................................................................   20
BOARD OF TRUSTEES.....................................................................   20
INVESTMENT MANAGER....................................................................   20
INVESTMENT SUBADVISERS................................................................   21
FUND ADMINISTRATION...................................................................   25
SECURITIES TRANSACTIONS...............................................................   25
FUND EXPENSES.........................................................................   25
SHARES OF THE SERIES TRUST............................................................   26
PRICING SHARES........................................................................   27
SHARE REDEMPTION......................................................................   27
  Dividends and Tax Status............................................................   27
LEGAL PROCEEDINGS.....................................................................   28
ADDITIONAL INFORMATION................................................................   28
EXHIBIT A.............................................................................   29
EXHIBIT B.............................................................................   46

                                    SERIES-2

                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

     The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

     The Series Trust is currently divided into thirteen series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Seven Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.

FUNDAMENTAL INVESTMENT POLICIES

     Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of the The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                        TRAVELERS QUALITY BOND PORTFOLIO
                          ("TRAVELERS BOND PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

INVESTMENT POLICIES

     The assets of Travelers Bond Portfolio will be primarily invested in the following securities:

     - money market obligations;
     - treasury bills;
     - repurchase agreements;
     - commercial paper;
     - bank certificates of deposit and bankers' acceptances; and
     - publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

     These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term

                                    SERIES-3
obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

     The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

     From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

     The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:

     - invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
     - borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
     - purchase interests in real estate represented by securities for which there is an established market;
     - make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
     - acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
     - make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
     - invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

      RISK FACTORS

     The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Travelers Bond Portfolio, but it is anticipated that they will be of investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

     The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                                    SERIES-4

                      LAZARD INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

INVESTMENT POLICIES

     The Portfolio expects to invest its assets principally in the following:

     - equity securities of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts), ("ADRs" and Global Depository Receipts -- "GDRs");
     - convertible bonds; and
     - other convertible securities.

     There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

     It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

     In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

     The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its affiliates, Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London, and Lazard Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

     The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

     When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

     Please review Exhibit A attached hereto for a more detailed discussion of the investment techniques the Portfolio will use to attempt to achieve its investment objectives. In addition, the

                                    SERIES-5

Lazard International Stock Portfolio may engage in certain investment activities described in greater detail in the Exhibit A.

INVESTMENT RESTRICTIONS

     The following represents the fundamental investment policies of the Portfolio. Please consult the SAI for additional information concerning investment restrictions.

     The Lazard International Stock Portfolio may not:

     - issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;
     - make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
     - invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
     - purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;
     - purchase the securities of issuers conducting their principal business in the same industry, if the value of the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;
     - purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the SAI;
     - purchase securities on margin;
     - underwrite securities; or
     - make investments for the purpose of exercising control or management.

RISK FACTORS

     Lazard International Stock Portfolio may invest without limitation in foreign securities.

     Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties

                                    SERIES-6
in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

                         MFS EMERGING GROWTH PORTFOLIO
                               ("MFS PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective.

INVESTMENT POLICY

     MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

     Emerging growth companies can be of any size, and the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

     The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

     The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

     - foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit A);

     - foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

     - foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

     - emerging market securities;

     - cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

     - corporate asset-backed securities;

     - covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

                                    SERIES-7

     - stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

     - portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and

     - loan participations.

     While it is not generally MFS Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

     The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

     During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of MFS Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

     In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities; (vi) loan participation and other direct indebtedness; (vi) foreign securities; (vii) ADRs; (viii) emerging market securities; (ix) various futures and option trading techniques; and (x) lending of Portfolio securities.

INVESTMENT RESTRICTIONS

     The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio may not:

     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     - purchase or sell real estate (including limited partnership interest but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or

                                    SERIES-8
       commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;
     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

     In addition to the fundamental investment restrictions listed directly above, the MFS Portfolio may not:

     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

                                    SERIES-9

RISK FACTORS

     RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Portfolio may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.

     These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in MFS Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

     Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Portfolio but will be reflected in the net asset value of shares of MFS Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by MFS Portfolio. To the extent MFS Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of MFS Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

     MFS Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

     ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

                                    SERIES-10

     THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

     As a result of its investments in foreign securities, MFS Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, MFS Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, MFS Portfolio may hold such currencies for an indefinite period of time.

     In addition, MFS Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by MFS Portfolio is exercised or MFS Portfolio is unable to close out a forward contract. MFS Portfolio may hold foreign currency in anticipation of purchasing foreign securities. MFS Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Subadviser, it is in the best interest of MFS Portfolio to do so. In such instances as well, MFS Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

     While the holding of currencies will permit MFS Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes MFS Portfolio to risk of loss if such rates move in a direction adverse to MFS Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect MFS Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

     See Exhibit A and the SAI for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

     The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Portfolio's investment objective. A change in MFS Portfolio's investment objective may result in MFS Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in MFS Portfolio.

     The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). MFS Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

                         FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

INVESTMENT POLICIES

     The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated (and higher risk), but may include investment grade securities as well.

                                    SERIES-11

The fixed income securities in which the Portfolio may invest may involve equity features. Permitted investments currently include, but are not limited to, the following:

     - corporate debt obligations having fixed or floating rates of interest and which generally are rated BBB or lower by nationally recognized statistical rating organizations;
     - preferred stocks; foreign securities and ADRs;
     - asset backed securities;
     - equipment trust and lease certificates;
     - commercial paper;
     - zero coupon bonds;
     - pay-in-kind securities;
     - obligations of the United States;
     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;
     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less;
     - general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
     - equity securities, including unit offerings that combine fixed rate securities common stock and common stock equivalents such as warrants, rights, and options.

     The investment policies and limitations of the Federated High Yield Portfolio described herein may be changed without approval of shareholders, unless otherwise noted.

     The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality. See Exhibit B for a discussion of the rating agency criteria.

     The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

     Certain of the following investment techniques in which The Federated High Yield Portfolio may engage are described in greater detail in the attached Exhibit A: (i) restricted securities; (ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) reverse repurchase agreements; (vi) various futures trading techniques; and (vii) lending of portfolio securities; (viii) floating and variable rate instruments; (ix) ADRs;
(x) emerging market securities; (xi) temporary bank borrowing; (xii) corporate asset backed securities; (xiii) loan participation, and other direct indebtedness.

                                    SERIES-12

INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental. The Federated High Yield Portfolio will not:

     - borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;
     - sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or
     - pledge assets except to secure permitted borrowing.

     The following investment policies are nonfundamental and, subject to the Board's approval, may be changed without shareholder approval. The Portfolio will not:

     - commit more than 5% of the value of its total assets to premiums on open put option positions;
     - invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;
     - invest more than 10% of the value of its total assets in foreign securities (foreign securities are defined for these purposes as either non-U.S. dollar denominated or which are not publicly traded in the United States); invest directly in minerals;
     - underwrite securities;
     - invest more than 5% in put options;
     - write covered call options unless the securities are held by the Portfolio;
     - invest in real estate, (although the Federated High Yield Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate); or
     - purchase the securities of other investment companies, except in limited situations.

RISK FACTORS

     The corporate debt obligations in which the Federated High Yield Portfolio invests are usually not in the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's -- see Exhibit B for a more detailed discussion) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimum acceptable rating for a security to be purchased or held in the Federated High Yield Portfolio's portfolio, and the Federated High Yield Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category. It should be borne in mind that credit ratings evaluate the safety of the principal and interest payments, and not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

     Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. There is an increased risk associated with such lower rated bonds that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

                                    SERIES-13

     As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

     An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Federated High Yield Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

     The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

     The Federated High Yield Portfolio may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Federated High Yield Portfolio even though the Federated High Yield Portfolio receives no cash interest until the maturity or payment date of such securities.

     Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Federated High Yield Portfolio owns a bond which is called, the Federated Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Federated Portfolio.

     EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Federated Portfolio's Subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

          CREDIT RESEARCH. The Federated High Yield Portfolio's Subadviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Federated High Yield Portfolio's Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Federated High Yield Portfolio's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

          DIVERSIFICATION. The Federated High Yield Portfolio invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

          ECONOMIC ANALYSIS. The Federated High Yield Portfolio's investment adviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

                                    SERIES-14

     Achievement of the Federated High Yield Portfolio's investment objectives may be more dependent on the Subadviser's credit analysis of lower rated bonds than would be the case if the Portfolio invested exclusively in higher rated bonds.

                           FEDERATED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise noted the investment policies and limitations described below for the Federated Stock Portfolio can be changed without the approval of shareholders.

INVESTMENT POLICIES

     The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

     - preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates;
     - U.S. government securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - money market instruments;
     - securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets);
     - when-issued securities;
     - restricted and illiquid securities;
     - lending of portfolio securities; and
     - temporary bank borrowing.

     See Exhibit A and the SAI for a more detailed discussion of the above investments.

RISK FACTORS

     As with other mutual funds that invest primarily in equity securities, the Federated Stock Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline in value over short or extended periods of time, and equity markets tend to be cyclical, experiencing both periods of when prices generally increase and periods when common stock prices generally decline.

INVESTMENT RESTRICTIONS

     The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

                                    SERIES-15

     - borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
     - invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);
     - acquire more than 10% of the voting securities of any one issuer;
     - invest in real estate, (although the Federated Stock Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate).
     - issue senior securities;
     - trade in puts and calls; or
     - underwrite securities.

                              LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

     Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

INVESTMENT POLICIES

     The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

     - cash investments;
     - equity securities;
     - debt securities;
     - foreign securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - various futures and option related techniques and instruments;
     - ADRs;
     - emerging market securities;
     - lending of portfolio securities;
     - real estate related instruments;
     - corporate asset-backed securities;
     - loans participation and other direct indebtedness;
     - indexed securities;
     - short sales "against the box" (see Exhibit A for more information about this investment technique);
     - swap agreements; and
     - restricted securities.

     Please review Exhibit A and the SAI for a detailed discussion of these investment techniques.

                                    SERIES-16

     The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

     Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

     The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

     The Portfolio may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.

     More detailed information about the Portfolio's investments policies and restrictions is contained in the SAI.

     ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security prices.

RISK FACTORS

     Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. Large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

     The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

INVESTMENT RESTRICTIONS

     Set forth below are the Large Cap Portfolio's fundamental investment policies. The Portfolio may not:

     - with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio's would hold more than 10% of the outstanding voting securities of that issuer;
     - issue senior securities, except as permitted under the 1940 Act;
     - borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
     - underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;
     - purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the

                                    SERIES-17

       Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
     - purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);
     - purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
     - lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
     - the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

     THE FOLLOWING INVESTMENT LIMITATIONS ARE NONFUNDAMENTAL.

     - The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
     - The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.
     - The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.
       The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
     - The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
     - The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

                                    SERIES-18

     - The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For the purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issuers of asset backed securities or investment companies are not considered "business enterprises."
     - The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
     - The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

INVESTMENT POLICIES

     The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

     The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

     Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

     Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A attached hereto including: (i) equity securities; (ii) debt securities; (iii) foreign securities (including ADRs); (iv) repurchase agreements; (v) reverse repurchase agreements; (vi) restricted securities; (vii) Portfolio lending (viii) various futures and options trading activities and techniques; (ix) emerging market securities; (x) real estate related instruments; (xi) loan participations and other direct indebtedness; (xii) indexed securities; (xiii) short sales "against the box;" (xiv) cash instruments; and (xv) swap agreements.

                                    SERIES-19

     More detailed information about the Portfolio's investments is contained in Exhibit A and the Portfolio's SAI.

     ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values.

RISK FACTORS

     Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

INVESTMENT RESTRICTIONS

     The Equity Income Portfolio is subject to the same fundamental and nonfundamental investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap -- Investment Restrictions" section of this prospectus and to the SAI for a complete discussion of such applicable limitations.

     In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B for a discussion of rating agency procedures.) For example, the Portfolio may make purchases of lower-rated debt securities if such securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser.

                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     Although none of the Portfolios intends to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. Because the Portfolios are new, no Portfolio turnover information is presently available. We anticipate the Portfolio turnover rates will be as follows:
Quality Bond Portfolio, 200% or less; Lazard International Stock Portfolio, 60% to 70%; MFS Emerging Growth Portfolio, less than 100%; Federated High Yield Portfolio, less than 100%; Federated Stock Portfolio, less than 100%; Large Cap Portfolio, 155% to 160%; and Equity Income Portfolio, less than 100%.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

     Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

     As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management

                                    SERIES-20

International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Quality Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:

     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.

     TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the following Portfolios: Lazard International Stock Portfolio 0.35%; MFS Emerging Growth 0.375 %; Federated High Yield Portfolio 0.25%; Federated Stock Portfolio 0.25%; Large Cap Portfolio 0.30%; and Equity Income Portfolio 0.30%. Investment Advisory fees are computed daily and are paid monthly. These fees do not reflect the Subadvisory fees paid to the Subadvisers. Additionally, TAMIC provides investment advisory services to the Travelers Bond Quality Portfolio.

QUALITY BOND PORTFOLIO
INVESTMENT ADVISER: TAMIC

     Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis to .3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

PORTFOLIO MANAGER

     The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is a Senior Vice President of The Travelers Insurance Company. Mr. Voss is also a Vice President of TAMIC. Mr. Voss has also managed TAMIC's Quality Bond Account for Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.

                             INVESTMENT SUBADVISERS
--------------------------------------------------------------------------------

GENERAL

     Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with

                                    SERIES-21
respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") also executes the offers, while MFS, Lazard and Federated only place the orders for TAMIC to execute.

     For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.

LAZARD INTERNATIONAL STOCK PORTFOLIO
SUBADVISER: LAZARD FRERES ASSET MANAGEMENT

     Lazard Freres Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

     Lazard Freres Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services in addition to asset management services.

     Under its Subadvisory Agreement with TAMIC, Lazard Freres is paid an amount equivalent on an annual basis of .475% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF LAZARD PORTFOLIO

     Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director and Chief Investment Officer of Lazard Freres, and has been with the Subadviser since 1982. He has been the President of The Lazard Funds, Inc., which includes several mutual funds including the Lazard International Stock Portfolio, a publicly traded mutual fund offered by Lazard Freres since that fund's inception in 1991.

MFS PORTFOLIO
SUBADVISER: MFS

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of MFS were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 29, 1996. As of such date, MFS managed approximately $20 billion of assets invested in equity securities and approximately $20 billion of assets invested in fixed income securities. Approximately $3.8 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

     Under its Subadvisory Agreement with TAMIC, MFS is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

                                    SERIES-22

MANAGEMENT OF MFS PORTFOLIO

     John W. Ballen a Senior Vice President of MFS, serves as a co-manager of the MFS Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.

     Also charged with management of the Fund is Toni Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. She also manages MFS Emerging Growth Series a retail Mutual Fund Series since November 1995.

FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

     Federated Investment Counseling ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

     Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

     Pursuant to an agreement between TAMIC and Federated, Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

     Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

     Mark E. Durbiano serves as the Federated High Yield Portfolio manager. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

FEDERATED STOCK PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

     Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Background" above for a discussion of Federated.)

     Federated serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

                                    SERIES-23

     Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF FEDERATED STOCK PORTFOLIO

     Peter R. Anderson serves as the Federated Stock Portfolio's co-manager. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of an affiliate of the Subadviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

     Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

LARGE CAP PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

     Fidelity Management & Research Company ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.

     At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

     All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3rd, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.

     Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

     FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing such services.

     The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

     Thomas B. Sprague is the manager of Large Cap Portfolio. Mr. Sprague is also the manager of Fidelity Adviser Large Cap Fund and Fidelity Large Cap Stock Fund which are publicly offered retail mutual funds. He joined Fidelity in 1985. Mr. Sprague is a graduate of Cornell University and Wharton School of Business.

                                    SERIES-24

EQUITY INCOME PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

     FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap
Portfolio -- Subadviser: Fidelity Resource Management" above for a discussion of FMR.

     Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

     Stephen Petersen is manager of Equity Income Portfolio. He also manages Fidelity Equity Income Fund, a publicly traded mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Co. Previously, he was vice president and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

     The Series Trust, on behalf of MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Lazard International Stock Portfolio, and the Travelers Quality Bond Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the five portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

     The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio.

     Travelers Insurance Company has entered into a sub-contract with Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, under the terms of which FIIOC performs certain transfer and dividend-disbursing services for Large Cap and Equity Income Portfolios.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

     Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

     The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

     In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual,

                                    SERIES-25
semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

     Pursuant to a Management Agreement originally executed on May 1, 1993, and amended as of July 31, 1996, between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain percentage of each Portfolio's average net assets for any fiscal year. For Lazard International Stock Portfolio the amount is 1.25%, Travelers Quality Bond Portfolio is 0.75%. For all other Portfolios described herein, the amount is 0.95%. This agreement will remain in effect until terminated by either party upon sixty days' notice.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

     The Series Trust currently issues one class of shares divided into thirteen separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

     Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

     Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

     Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

     Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                    SERIES-26

                                 PRICING SHARES
--------------------------------------------------------------------------------

     The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

     The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

                                SHARE REDEMPTION
--------------------------------------------------------------------------------

     Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

     The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

     The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

DIVIDENDS AND TAX STATUS

     The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

     Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                                    SERIES-27

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-28

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

     The following types of investments and investment techniques are available to the Portfolios as set forth herein or in the prospectus. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

CASH INSTRUMENTS

     The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

     Certain of the Portfolios, including the Large Cap, Equity Income, and Lazard International Stock Portfolios may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments; provided, however, that, for the Lazard International Stock Portfolio only, such investments will not ordinarily exceed 5% of the total assets of the Portfolio. Short-term money market instruments in which the Portfolio may invest include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-l or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio and (iv) repurchase agreements relating to the foregoing.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Certain of the Portfolios, including the Federated High Yield, Large Cap, Equity Income and the Lazard Stock International Portfolio may purchase certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

     Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. The MFS Portfolio may use this investment technique.

     Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

                                    SERIES-29

U.S. GOVERNMENT OBLIGATIONS

     All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

     The Federated, Large Cap, and Equity Income Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the:

     - Federal Land Banks;
     - Central Bank for Cooperatives;
     - Federal Intermediate Credit Banks;
     - Federal Home Loan Banks;
     - Farmers Home Administration; and
     - Federal National Mortgage Association.

EQUITY SECURITIES

     Certain of the Portfolios, including Large Cap and Equity Income, may invest in equity securities. By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. The Federated High Yield, Large Cap, and Equity Income Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

     Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

     Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

     The Lazard International Stock Portfolio, Large Cap, Equity Income and the Federated High Yield Portfolios may purchase obligations that have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each

                                    SERIES-30

Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

     The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

     To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction that the Portfolio may not invest an amount equal to 10% or more of the current value of its net assets in illiquid securities. See "Illiquid Securities" and "Investment Restrictions" below.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

     The Travelers Quality Bond, Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap and Equity Income Portfolios each may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

                                    SERIES-31

     In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

     Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

     The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

     Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

     As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

     The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

     The Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, and Equity Income Portfolios may enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreement are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

     Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

                                    SERIES-32

     The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

     It is the customary practice of Travelers Quality Bond Portfolio to make when-issued purchases for settlement no more than 90 days beyond the commitment date. The Travelers Quality Bond Portfolio may only purchase when issued securities of new issue government or agency securities.

     While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, Travelers Quality Bond Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Travelers Quality Bond Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

     Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities

     The Investment Adviser and Subadvisers engaged in trades of when issued securities each believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

     To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

     It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase when-issued securities.

     The MFS Portfolio may engage in trades of when-issued securities. The value of this Portfolio's securities, together with the value of all securities of the issuer of the "when-issued security" may not exceed 5% of the value of the Portfolio's total assets at the time that the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.

     A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

                                    SERIES-33

FUTURES CONTRACTS

     Certain of the Portfolios including Large Cap, Equity Income, MFS, and Lazard International Stock Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

     Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

     Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

     When a futures contract is purchased, the Portfolios will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

     Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

     All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

     As evidence of its hedging intent, the Portfolios expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery as they close out a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

                                    SERIES-34

     TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, including the Large Cap, Equity Income, Lazard International Stock and MFS Portfolios may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase MFS Portfolio's gross income or in the case of Large Cap and Equity Income Portfolios to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

     While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

     In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

     Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

     The Federated High Yield, Large Cap, Equity Income, Lazard International Stock and MFS Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

     The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

     Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the

                                    SERIES-35

Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

     Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

     The Large Cap, Equity Income, Federated High Yield, Lazard International Stock and MFS Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may (must, in the case of the Federated Portfolios) be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

     The Portfolios will pay a premium in exchange for the right to purchase
(call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

     The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

     Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

     If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

                                    SERIES-36

     The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

     In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

     OPTIONS ON STOCK INDICES -- MFS, Large Cap, Equity Income and Lazard International Stock Portfolios may write (sell) covered call and put options and purchase call and put options on stock indices. These Portfolios may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

     The MFS, Lazard International Stock, Large Cap, Equity Income Portfolios may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.

INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may enter into stock index futures contracts (Index Futures). The Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Portfolios' current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by the Portfolios. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

     OPTIONS ON INDEX FUTURES CONTRACTS -- MFS, Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase and write options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of

                                    SERIES-37
options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

     FORWARD CONTRACTS ON FOREIGN CURRENCY -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolios will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. the Portfolios have established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

     Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

     OPTIONS ON FOREIGN CURRENCIES -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

"NON-PUBLICLY TRADED" OR "ILLIQUID SECURITIES"

     Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, and Equity Income Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above

                                    SERIES-38
mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

     Such securities are referred to as "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

     The following Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets: Large Cap, Equity Income, MFS, Federated Stock, Federated High Yield, and Lazard International Stock Portfolios.

     Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

     Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Additionally, the Equity Income, Large Cap and the Federated Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

     The Equity Income, Large Cap and the Federated Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

                                    SERIES-39

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

     The MFS, Large Cap, Lazard International Stock, Federated High Yield, and Equity Income Portfolios may each purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities. For example MFS Portfolio may invest up to 25% of its net assets in such securities, although it generally expects to invest between 0% and 10% of its total assets in foreign securities (not including ADRs).

     The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. MFS Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITORY RECEIPTS

     As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

     The MFS, Large Cap, Federated High Yield, Lazard International Stock, and Equity Income Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market

                                    SERIES-40
country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

     The Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap and Equity Income Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

     As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

     Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate. For example, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The Lazard International Stock and Federated Portfolios

                                    SERIES-41
may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.

     In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

     All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. The Federated Portfolios may borrow up to 33% of their respective assets for such reasons as well.

     Temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Lazard International Stock Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by the Portfolio while borrowings in excess of 5% of the value of the Lazard International Stock Portfolio's total assets are outstanding. The foregoing policies do not apply to MFS, Equity Income, and Large Cap Portfolios, whose policies permit borrowing of up to 33 1/3% of total assets.

LETTERS OF CREDIT

     The Lazard International Stock Portfolio may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Lazard International Stock Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

     The Lazard International Stock, Equity Income, and Large Cap Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Lazard International Stock Portfolio has undertaken that it will not make investments that will result in more than 5% of its total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

                                    SERIES-42

REAL ESTATE-RELATED INSTRUMENTS

     The Large Cap and Equity Income Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

     Federated High Yield, MFS Portfolio, Large Cap Portfolio and Equity Income Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

     Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

     MFS Portfolio, Federated High Yield, Large Cap and Equity Income Portfolios may invest a portion of their assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

     MFS, Large Cap and Equity Income Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, please review the SAI.

                                    SERIES-43

INVESTMENT COMPANY SECURITIES

     The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase and sell securities of closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

     The Large Cap and Equity Income Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

     The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

     The Large Cap, Equity Income, and Lazard International Stock Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

     The Large Cap and Equity Income Portfolios may engage in swap agreements which can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or

                                    SERIES-44
inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

                                    SERIES-45

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

     Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

     Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds rate Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.

     C -- Bonds rate C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

                                    SERIES-46

     A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-47

                           THE TRAVELERS SERIES TRUST

L-11788-3NC

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described herein are the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio.

Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by the Company. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated July 31, 1996 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS JULY 31, 1996.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS -- U.S. Government Securities Portfolio..........................    4
FINANCIAL HIGHLIGHTS -- Social Awareness Stock Portfolio..............................    5
FINANCIAL HIGHLIGHTS -- Utilities Portfolio...........................................    6
THE TRAVELERS SERIES TRUST............................................................    7
U.S. GOVERNMENT SECURITIES PORTFOLIO..................................................    7
  Investment Objective and Policies...................................................    7
  Investment Restrictions.............................................................    8
  Risk Factors........................................................................    8
SOCIAL AWARENESS STOCK PORTFOLIO......................................................    8
  Investment Objective and Policies...................................................    8
  Investment Restrictions.............................................................    9
  Risk Factors........................................................................   10
UTILITIES PORTFOLIO...................................................................   10
  Investment Objective and Policies...................................................   10
  Investment Restrictions.............................................................   11
  Risk Factors and Special Considerations.............................................   11
BOARD OF TRUSTEES.....................................................................   12
INVESTMENT ADVISERS...................................................................   13
  TAMIC...............................................................................   13
  Portfolio Manager -- U.S. Government Securities Portfolio...........................   13
  Advisory Fees -- U.S. Government Securities Portfolio...............................   13
  SBMFM...............................................................................   13
  Portfolio Manager -- Social Awareness Stock Portfolio...............................   13
  Advisory Fees -- Social Awareness Stock Portfolio...................................   14
  Portfolio Manager -- Utilities Portfolio............................................   14
  Advisory Fees -- Utilities Portfolio................................................   14
SECURITIES TRANSACTIONS...............................................................   14
FUND EXPENSES.........................................................................   15
TRANSFER AGENT........................................................................   15
SHARES OF THE SERIES TRUST............................................................   15
PRICING SHARES........................................................................   16
SHARE REDEMPTION......................................................................   16
DIVIDENDS AND TAX STATUS..............................................................   17
LEGAL PROCEEDINGS.....................................................................   17
ADDITIONAL INFORMATION................................................................   17
EXHIBIT A.............................................................................   18

                                    SERIES-3

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the U.S. Government Securities Portfolio for each of the three years in the period ended December 31, 1995 and the period January 24, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the periods ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                            JANUARY 24,*
                                                            YEAR ENDED DECEMBER 31,              TO
                                                        --------------------------------    DECEMBER 31,
                                                          1995        1994        1993          1992
--------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period................. $  10.58    $  11.63    $  10.79       $10.00
Income from operations
  Net investment income................................     0.65        0.60        0.57         0.53
  Net gains on securities (realized and unrealized)....     1.80       (1.23)       0.44         0.26
                                                        --------    --------    --------    ------------
    Total from investment operations...................     2.45       (0.63)       1.01         0.79
Less distributions
  Distributions from net investment income and short-
    term realized gains................................    (0.60)      (0.39)      (0.17)          --
  Distributions from long-term realized gains..........       --       (0.03)         --           --
                                                        --------    --------    --------    ------------
    Total distributions................................ $  (0.60)   $  (0.42)   $  (0.17)          --
  Net asset value, end of period....................... $  12.43    $  10.58    $  11.63       $10.79
                                                         =======     =======     =======    ===========
TOTAL RETURN**......................................... $  24.42%      (5.64)%      9.48%        7.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)................ $ 28,192    $ 24,522    $ 25,520       $9,017
  Ratio of expenses to average net assets+.............     0.56%       0.71%       0.58%        0.38%***
  Ratio of net income to average net assets............     5.80%       5.56%       5.04%        4.72%***
  Portfolio turnover rate..............................      214%         16%         51%          25%
   * Date operations commenced.
  ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
 *** Annualized.
   + The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended
     December 31, 1992, respectively. For the years ended December 31, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.

                                    SERIES-4

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST


                        SOCIAL AWARENESS STOCK PORTFOLIO


         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Social Awareness Stock Portfolio for each of the three years in the period ended December 31, 1995 and the period May 1, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the periods ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                                    MAY 1,*
                                                                                                      TO
                                                               YEAR ENDED DECEMBER 31,             DECEMBER
                                                       ---------------------------------------        31,
                                                        1995          1994            1993           1992
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period..............   $ 11.05       $11.64          $   10.95      $ 10.00
Income from operations
  Net investment income.............................      0.12         0.16               0.17         0.16
  Net gains on securities (realized and
    unrealized).....................................      3.47        (0.45)              0.65         0.79
                                                       -------    ------------    ------------    -----------
    Total from investment operations................      3.59        (0.29)              0.82         0.95
Less distributions
  Distributions from net investment income and
    short-term realized gains.......................     (0.14)       (0.24)             (0.13)          --
  Distributions from long-term realized gains.......     (0.18)       (0.06)                --           --
                                                       -------    ------------    ------------    -----------
    Total distributions.............................     (0.32)       (0.30)             (0.13)          --
  Net asset value, end of period....................   $ 14.32       $11.05          $   11.64      $ 10.95
                                                        ======    ===========           ======    ===========
TOTAL RETURN**......................................     33.37%       (2.69)%             7.55%        9.50%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands).............   $ 7,055       $3,879          $   3,361      $ 1,394
  Ratio of expenses to average net assets #.........      1.25%        1.25%              1.05%        0.71%***
  Ratio of net income to average net assets.........      0.99%        1.43%              1.50%        2.22%***
  Portfolio turnover rate...........................        73%         137%               %60           56%
  Average Commission Rate Paid****..................     .0540           --                 --           --
    * Date operations commenced.
   ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Social Awareness Stock Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
  *** Annualized.
 **** The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996;
      earlier compliance is allowed.
    # The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.75%, 3.34%, 3.73% and 2.19% for the years ended December 31, 1995, 1994,
      1993 and the period ended December 31, 1992, respectively.

                                    SERIES-5

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST


                              UTILITIES PORTFOLIO


         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per share data for the Utilities Portfolio for the year ended December 31, 1995 and the period February 4, 1994 (date operations commenced) to December 31, 1994 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for the period ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                           FEBRUARY 4*
                                                                                                TO
                                                                                           DECEMBER 31,
                                                                                 1995          1994
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period......................................   $  10.17       $10.00
Income from operations
  Net investment income.....................................................       0.48         0.35
  Net losses on securities (realized and unrealized)........................       2.44        (0.18)
                                                                               --------    ------------
    Total from investment operations........................................       2.92         0.17

Less distributions
  Distributions from net investment income and short-term
    realized gains..........................................................      (0.24)          --
                                                                               --------    ------------
    Total distributions.....................................................      (0.24)          --
  Net asset value, end of period............................................   $  12.85       $10.17
                                                                                =======    ===========
TOTAL RETURN**..............................................................      29.29%        1.70%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands).....................................   $ 15,340       $5,757
  Ratio of expenses to average net assets***................................       1.25%        1.25%#
  Ratio of net investment income to average net assets......................       4.29%        3.86%#
  Portfolio turnover rate...................................................         25%          32%
  Average Commission Rate Paid****..........................................      .0590           --

    * Date operations commenced.

   ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.

  *** The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.27% and 3.49% annualized for the year ended December 31, 1995 and the period ended December 31, 1994, respectively.

 **** The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996;
      earlier compliance is allowed.

    # Annualized.

                                    SERIES-6

                           THE TRAVELERS SERIES TRUST

--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into six series (the "Portfolios") (with seven Portfolios to be added by June 1996), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act").


                      U.S. GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-7

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.


RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.


                        SOCIAL AWARENESS STOCK PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Social Awareness Stock Portfolio (the "Social Awareness Portfolio") is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that meet certain social criteria, based on analysis of data supplied by various research services. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States government.


The Social Awareness Portfolio utilizes certain social criteria to define acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a


                                    SERIES-8
significant portion of their revenues, as determined by Smith Barney Mutual Fund Management, Inc. ("SBMFM"), are derived from: (a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or (c) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.


Based upon SBMFM's analysis of information supplied by research services, the Social Awareness Portfolio will not invest in the securities of a company if SBMFM determines that the company fails to meet the social criteria outlined above. SBMFM will review the available universe of common stocks on a quarterly basis, and will determine which securities are acceptable investments for assets of the Portfolio. From those deemed acceptable, SBMFM will select securities for the Portfolio, seeking companies which appear attractive based upon quantitative and/or qualitative analysis.

If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock, or should the Portfolio inadvertently acquire a security which is not an acceptable investment, SBMFM will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.

The Social Awareness Portfolio may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices or interest rates. The use of stock futures contracts by the Portfolio is intended primarily to limit transaction and borrowing costs. The Social Awareness Portfolio may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect on the value of the Portfolio's securities. The Portfolio may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options. When market conditions warrant, the Social Awareness Portfolio may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

INVESTMENT RESTRICTIONS

In addition to the social criteria listed above, the Social Awareness Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The Social Awareness Portfolio will not (1) invest more than 5% of its assets in the securities of any one issuer, except obligations of the U.S. government and its instrumentalities; (2) borrow money, except for extraordinary or emergency purposes, including meeting redemptions or settling securities transactions and then only from banks and in amounts of up to 10% of its total assets; the Portfolio will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments; (3) purchase interests in real estate, except as may be represented by securities for which there is an established market; (4) make loans, except through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (5) acquire more than 10% of the voting securities of any one issuer; (6) make purchases on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts; and (7) invest more than 5% of its assets in restricted securities.

                                    SERIES-9

RISK FACTORS

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

                              UTILITIES PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)


The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

                                    SERIES-10

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;


     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;


     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The

                                    SERIES-11
strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.


                               BOARD OF TRUSTEES

--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                                    SERIES-12

                              INVESTMENT ADVISERS

--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Smith Barney Mutual Funds Management Inc. (SBMFM) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGER -- U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly.

SBMFM

SBMFM is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $54 billion. SBMFM is a wholly owned subsidiary of Travelers Group Inc.

SBMFM manages the day-to-day operations of the Social Awareness Stock Portfolio and the Utilities Portfolio pursuant to Investment Advisory Agreements entered into by the Series Trust on behalf of the Portfolios. Under the Advisory Agreements, SBMFM is responsible for furnishing or causing to be furnished to the Portfolios advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolios.

PORTFOLIO MANAGER -- SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Robert J. Brady is a Managing Director and portfolio manager for Greenwich Street Advisors and also a Chartered Financial Analyst. Mr. Brady is also a Chartered Financial Analyst.

                                    SERIES-13

Mr. Brady has been with Smith Barney and its predecessor firms since 1976. Gene
H. Martino is Vice President and portfolio manager for Greenwich Street Advisors. He has been involved with investment management for more than fifteen years. Mr. Martino has been with Smith Barney and its predecessor firms since 1986. Previous positions also include portfolio management at Chase Manhattan Bank and the Bankers Trust Company.

ADVISORY FEES -- SOCIAL AWARENESS STOCK PORTFOLIO

Under its Advisory Agreement with the Social Awareness Stock Portfolio, SBMFM is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

        ANNUAL                         AGGREGATE NET ASSET
    MANAGEMENT FEE                      VALUE OF THE FUND
    ---------------                    --------------------
         0.65%       of the first      $ 50,000,000, plus
         0.55%       of the next       $ 50,000,000, plus
         0.45%       of the next       $100,000,000, plus
         0.40%       of amounts over   $200,000,000

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO

The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Jack S. Levande is a Managing Director and Portfolio Manager for Greenwich Street Advisors. Prior to joining Greenwich Street Advisors in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Greenwich Street Advisors Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management at Greenwich Street Advisors, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Greenwich Street Advisors Investment Policy Committee.

ADVISORY FEES -- UTILITIES PORTFOLIO

For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays SBMFM a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.


                            SECURITIES TRANSACTIONS

--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.


                                    SERIES-14

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to Management Agreements dated May 1, 1993 between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of each Portfolio's average net assets for any fiscal year.

For the fiscal year ended December 31, 1995, the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio paid
 .56%, 1.25% and 1.25%, respectively, of their average net assets in expenses. For the Social Awareness Stock Portfolio and the Utilities Portfolio, these expenses would have been 1.75% and 1.27%, respectively, of the Portfolios' average net assets if the Company had not paid for any of their expenses. For the U.S. Government Securities Portfolio, there was no expense reimbursement for the fiscal year ended December 31, 1995.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the

                                    SERIES-15

Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.


                                 PRICING SHARES

--------------------------------------------------------------------------------
The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.


                                SHARE REDEMPTION

--------------------------------------------------------------------------------

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-16

                            DIVIDENDS AND TAX STATUS

--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.


                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A

--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

As evidence of its hedging intent, the Portfolios expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery as they close out a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.


The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.


Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

                                    SERIES-23

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

                                                                    TIC Ed. 7-96
L-11788-U                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-422-3985
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described herein are the U.S. Government Securities Portfolio, the Utilities Portfolio, and the Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005).

Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by the Company. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated April 1, 1996 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS APRIL 3, 1996.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS -- U.S. Government Securities Portfolio..........................    3
FINANCIAL HIGHLIGHTS -- Utilities Portfolio...........................................    4
FINANCIAL HIGHLIGHTS -- Zero Coupon Bond Fund Portfolios
  (Series 1998, 2000, 2005)...........................................................    5
THE TRAVELERS SERIES TRUST............................................................    6
U.S. GOVERNMENT SECURITIES PORTFOLIO..................................................    6
  Investment Objective and Policies...................................................    6
  Investment Restrictions.............................................................    7
  Risk Factors........................................................................    7
UTILITIES PORTFOLIO...................................................................    7
  Investment Objective and Policies...................................................    7
  Investment Restrictions.............................................................    8
  Risk Factors and Special Considerations.............................................    9
ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000, 2005)............................   10
  Investment Objective and Policies...................................................   10
  Investment Restrictions.............................................................   10
  Risk Factors and Special Considerations Relating to Maturity........................   11
  Tax Considerations..................................................................   12
BOARD OF TRUSTEES.....................................................................   13
INVESTMENT ADVISERS...................................................................   13
  TAMIC...............................................................................   13
  Portfolio Managers -- U.S. Government Securities Portfolio;
     Zero Coupon Bond Fund Portfolios.................................................   13
  Advisory Fees -- U.S. Government Securities Portfolio;
     Zero Coupon Bond Fund Portfolios.................................................   14
  SBMFM...............................................................................   14
  Portfolio Manager -- Utilities Portfolio............................................   14
  Advisory Fees -- Utilities Portfolio................................................   14
SECURITIES TRANSACTIONS...............................................................   14
FUND EXPENSES.........................................................................   15
TRANSFER AGENT........................................................................   15
SHARES OF THE SERIES TRUST............................................................   15
PRICING SHARES........................................................................   16
SHARE REDEMPTION......................................................................   16
DIVIDENDS AND TAX STATUS..............................................................   17
LEGAL PROCEEDINGS.....................................................................   17
ADDITIONAL INFORMATION................................................................   17
EXHIBIT A.............................................................................   18

                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the U.S. Government Securities Portfolio for each of the three years in the period ended December 31, 1995 and the period January 24, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the periods ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                           JANUARY 24,*
                                                           YEAR ENDED DECEMBER 31,              TO
                                                       --------------------------------    DECEMBER 31,
                                                         1995        1994        1993          1992
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period................ $  10.58    $  11.63    $  10.79       $10.00
Income from operations
  Net investment income...............................     0.65        0.60        0.57         0.53
  Net gains on securities (realized and unrealized)...     1.80       (1.23)       0.44         0.26
                                                       --------    --------    --------    ------------
    Total from investment operations..................     2.45       (0.63)       1.01         0.79
Less distributions
  Distributions from net investment income and
    short-term realized gains.........................    (0.60)      (0.39)      (0.17)          --
  Distributions from long-term realized gains.........       --       (0.03)         --           --
                                                       --------    --------    --------    ------------
    Total distributions............................... $  (0.60)   $  (0.42)   $  (0.17)          --
  Net asset value, end of period...................... $  12.43    $  10.58    $  11.63       $10.79
                                                        =======     =======     =======    ===========
TOTAL RETURN**........................................ $  24.42%      (5.64)%      9.48%        7.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)............... $ 28,192    $ 24,522    $ 25,520       $9,017
  Ratio of expenses to average net assets+............     0.56%       0.71%       0.58%        0.38%***
  Ratio of net income to average net assets...........     5.80%       5.56%       5.04%        4.72%***
  Portfolio turnover rate.............................      214%         16%         51%          25%
   * Date operations commenced.
  ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
 *** Annualized.
   + The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended
     December 31, 1992, respectively. For the years ended December 31, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.

                                    SERIES-3

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the Utilities Portfolio for the year ended December 31, 1995 and the period February 4, 1994 (date operations commenced) to December 31, 1994 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the periods ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                            FEBRUARY 4,*
                                                                                                 TO
                                                                                            DECEMBER 31,
                                                                                  1995          1994
--------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period......................................... $  10.17       $10.00
Income from operations
  Net investment income........................................................     0.48         0.35
  Net losses on securities (realized and unrealized)...........................     2.44        (0.18)
                                                                                --------    ------------
    Total from investment operations...........................................     2.92         0.17
Less distributions
  Distributions from net investment income and short-term realized gains.......    (0.24)          --
                                                                                --------    ------------
    Total distributions........................................................    (0.24)          --
  Net asset value, end of period............................................... $  12.85       $10.17
                                                                                 =======    ===========
TOTAL RETURN**.................................................................    29.29%        1.70%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)........................................ $ 15,340       $5,757
  Ratio of expenses to average net assets***...................................     1.25%        1.25%#
  Ratio of net investment income to average net assets.........................     4.29%        3.86%#
  Portfolio turnover rate......................................................       25%          32%
  Average Commission Rate Paid****.............................................    .0590           --
    * Date operations commenced.
   ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
  *** The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.27% and 3.49% annualized for the year ended December 31, 1995 and the period ended December 31, 1994, respectively.
 **** The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996;
      earlier compliance is allowed.
    # Annualized.

                                    SERIES-4

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                        ZERO COUPON BOND FUND PORTFOLIOS
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the Zero Coupon Bond Fund Portfolios (Series 1998, 2000, 2005) for the period October 11, 1995 (date operations commenced) to December 31, 1995 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for the period ended December 31, 1995 is contained in the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                        OCTOBER 11* TO DECEMBER 31, 1995
                                                                    -----------------------------------------
                                                                    SERIES 1998    SERIES 2000    SERIES 2005
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period.............................   $ 10.00        $ 10.00        $ 10.00
Income from operations
  Net investment income............................................      0.12           0.13           0.13
  Net losses on securities (realized and unrealized)...............      0.13           0.18           0.35
                                                                    -----------    -----------    -----------
    Total from investment operations...............................      0.25           0.31           0.48
  Net asset value, end of period...................................   $ 10.25        $ 10.31        $ 10.48
                                                                    =========      =========      =========
TOTAL RETURN**.....................................................      2.50%          3.10%          4.80%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)............................   $ 1,024        $ 1,029        $ 1,050
  Ratio of expenses to average net assets***.......................      0.15%#         0.15%#         0.15%#
  Ratio of net investment income to average net assets.............      5.55%#         5.61%#         5.89%#
  Portfolio turnover rate..........................................        20%            34%            23%
   * Date operations commenced.
  ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares of the three Zero Coupon Bond Fund Portfolios are only sold to The Travelers separate accounts in connection with the issuance of variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
 *** The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursements, the ratios of operating expenses to average net assets would have been, on an annualized basis, 6.51%, 6.51%, and 6.48% for Series 1998, 2000 and 2005, respectively.
   # Annualized.

                                    SERIES-5

                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into six series (the "Portfolios") (with seven Portfolios to be added by June 1996), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act").


                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-6

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of

                                    SERIES-7
return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount

                                    SERIES-8
        borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying

                                    SERIES-9
degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to allocate their premiums to the Portfolios for the long-term or until maturity.

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described in Exhibit A to this prospectus.

The remaining 35% of each Zero Coupon Bond Portfolio's assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

Each Zero Coupon Bond Portfolio may invest up to 25% of its assets in securities of foreign issuers. Investments in Stripped Eurodollar Obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions, tax laws and laws limiting the amount and types of foreign investments. Stripped Eurodollar Obligations involve special risks associated with investment in foreign securities related to market, currency, economic, political, and other factors.

To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Portfolio's assets may be invested in money market instruments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the 1940 Act. Each of the Zero Coupon Bond Portfolios will not:

     (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

                                    SERIES-10

     (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

     (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

     (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
         (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

     (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     (9) concentrate in any industry.

In addition, the Portfolios will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of a Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MATURITY

Various levels of risk are involved with each Zero Coupon Bond Portfolio. The risks inherent in investing in any of the Portfolios are that their net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of the Portfolios.

Stripped securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. To the extent that the Portfolios invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by one or more nationally recognized statistical rating agencies. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep"

                                    SERIES-11
discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Bond Portfolios, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Special Considerations Relating to Maturity: The Series Trust currently offers three separate Zero Coupon Bond Portfolios, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 1998, 2000, and 2005. On each Portfolio's Target Date, the Portfolio will be converted to cash and an investor may invest in another of the Contract's Funds. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Cash Income Trust, as applicable, and the Policyholder will be notified of such event.

Because each Portfolio will be primarily invested in zero coupon securities, investors whose premiums are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Portfolio. However, the net asset value of a Portfolio's shares increases or decreases with changes in the market value of that Portfolio's investments, which tends to vary inversely with changes in prevailing interest rates. If shares of a Zero Coupon Bond Portfolio are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Portfolio's investment adviser will attempt to maintain the average duration of each Portfolio to within twelve months of the Portfolio's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control reinvestment risk. Since each Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk with respect to those other investments. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can maintain a Portfolio's average duration within twelve months of the Portfolio's Target Date and thereby reduce its reinvestment risk. Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Bond Portfolio during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Zero Coupon Bond Portfolio will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Portfolio approaches its maturity date. Interest rates can change suddenly and unpredictably.

In addition, due to securities maturing prior to the termination of the Zero Coupon Bond Portfolio, a risk that the proceeds from the sale of such securities will not be reinvested at the same interest rate which was available at the time of the contract owner's purchase may exist. As an example, in a falling interest rate environment, proceeds for securities that mature prior to the termination date of a Zero Coupon Bond Portfolio will be reinvested at a lower rate. Similarly, in a rising interest environment, the proceeds will be invested at a higher interest rate.

TAX CONSIDERATIONS

Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Bond Portfolios each year, even though such Portfolio will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Portfolio which must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent

                                    SERIES-12
such distributions are paid in cash, the Portfolio may have to generate the required cash from interest earned on non-zero coupon securities such as corporate bonds or possibly from the disposition of zero coupon securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Smith Barney Mutual Funds Management Inc. (SBMFM) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGERS -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

The Zero Coupon Bond Fund Portfolios are managed by David A. Tyson, Ph.D. and CFA. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous

                                    SERIES-13
responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. Under its Advisory Agreement with the Zero Coupon Bond Portfolios, TAMIC is paid an amount equivalent on an annual basis to .10% of the average daily net assets of each Portfolio. The fees are computed daily and paid weekly. The Travelers has decided to voluntarily reimburse the Zero Coupon Bond Fund Portfolios for any expenses above 0.15% (includes the .10% management fee to TAMIC, but excludes brokerage commissions and interest charges).

SBMFM

SBMFM is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $54 billion. SBMFM is a wholly owned subsidiary of Travelers Group Inc.

SBMFM manages the day-to-day operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement entered into by the Series Trust on behalf of the Portfolio. Under the Advisory Agreement, SBMFM is responsible for furnishing or causing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio.

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO

The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Jack S. Levande is a Managing Director and Portfolio Manager for Greenwich Street Advisors. Prior to joining Greenwich Street Advisors in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Greenwich Street Advisors Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management at Greenwich Street Advisors, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Greenwich Street Advisors Investment Policy Committee.

ADVISORY FEES -- UTILITIES PORTFOLIO

For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays SBMFM a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of

                                    SERIES-14

Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to Management Agreements dated May 1, 1996 between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of each Portfolio's average net assets for any fiscal year.

For the fiscal year ended December 31, 1995, the U.S. Government Securities Portfolio, and the Utilities Portfolio paid .56% and 1.25%, respectively, of their average net assets in expenses. For the Utilities Portfolio, these expenses would have been 1.27% of the Portfolio's average net assets if the Company had not paid for any of its expenses. For the U.S. Government Securities Portfolio, there was no expense reimbursement for the fiscal year ended December 31, 1995.

The three Zero Coupon Bond Fund Portfolios began operating on October 11, 1995. Series 1998 paid .15%, Series 2000 paid .15% and Series 2005 paid .15% of their average assets in expenses. These expenses would have been, on an annualized basis, 6.51%, 6.51% and 6.48%, respectively, of the Portfolios' average net assets if the Company had not paid for any of their expenses.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

                                    SERIES-15

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                 PRICING SHARES
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

                                SHARE REDEMPTION
--------------------------------------------------------------------------------

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

                                    SERIES-16

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                            DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

As evidence of its hedging intent, the Portfolios expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery as they close out a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

STRIPPED SECURITIES

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

     (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; interest coupons that have been stripped from debt obligations issued by the U.S. Treasury; and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

     (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

                                    SERIES-23

     (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

     (4) zero coupon securities issued by certain entities which consist of stripped debt obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for such restricted securities, as described under Investment Restrictions.

     (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

                                    SERIES-24

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

                                                                    TIC Ed. 4-96
L-11788-L                                                      Printed in U.S.A.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                               UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                            (SERIES 1998, 2000, 2005)
                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                          MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                             EQUITY INCOME PORTFOLIO
-------------------------------------------------------------------------------

                                  JULY 31, 1996

      This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, The Travelers Series Trust's (the "Trust") prospectus dated July 31, 1996. A copy of the Prospectus is available from the office of the Series Trust at The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 860-422-3985.

                              TABLE OF CONTENTS

                                                                   PAGE
THE TRAVELERS SERIES TRUST ..................................        4

U.S. GOVERNMENT SECURITIES PORTFOLIO ........................        4
    Investment Objectives and Policies ......................        4
    Investment Restrictions .................................        4

SOCIAL AWARENESS STOCK PORTFOLIO ............................        5
    Investment Objectives and Policies ......................        5
    Social Criteria .........................................        5
    Investment Restrictions .................................        6

UTILITIES PORTFOLIO .........................................        7
    Investment Objectives and Policies ......................        7
    Investment Restrictions .................................        7

ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000, 2005) ..        8
    Investment Objectives and Policies ......................        8
    Investment Securities, Strategies and Techniques ........        9
    Investment Restrictions .................................        9

TRAVELERS QUALITY BOND PORTFOLIO ............................        10
    Investment Objectives and Policies ......................        10
    Investment Restrictions .................................        11

LAZARD INTERNATIONAL STOCK PORTFOLIO ........................        11
    Investment Objectives and Policies ......................        11
    Investment Restrictions .................................        12

MFS EMERGING GROWTH PORTFOLIO ...............................        13
    Investment Objectives and Policies ......................        13
    Investment Restrictions .................................        14

FEDERATED HIGH YIELD PORTFOLIO ..............................        14
    Investment Objectives and Policies ......................        14
    Investment Restrictions .................................        15

FEDERATED STOCK PORTFOLIO ...................................        16
    Investment Objectives and Policies ......................        16
    Investment Restrictions .................................        17

LARGE CAP PORTFOLIO .........................................        17
    Investment Objectives and Policies ......................        17
    Investment Restrictions .................................        18

EQUITY INCOME PORTFOLIO .....................................        19
    Investment Objectives and Policies ......................        19
    Investment Restrictions .................................        20

VALUATION OF SECURITIES .....................................        20

DISTRIBUTIONS AND TAXES .....................................        21

TRUSTEES AND OFFICERS .......................................        21

DECLARATION OF TRUST ........................................        23

INVESTMENT ADVISORY SERVICES ................................        24

INVESTMENT SUBADVISERS ......................................       24
    General .................................................       24
    TAMIC ...................................................       24
    Lazard ..................................................       25
    MFS .....................................................       25
    Federated ...............................................       26
    Fidelity ................................................       27
    SBMFM ...................................................       28
    Securities Transactions .................................       29
    The Advisory Agreements .................................       29

REDEMPTIONS IN KIND .........................................       30

BROKERAGE ...................................................       30

ADDITIONAL INFORMATION ......................................       31

APPENDIX ....................................................       33

FINANCIAL STATEMENTS ........................................       34

                           THE TRAVELERS SERIES TRUST

      The Travelers Series Trust (the "Series Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

      The Series Trust is currently divided into thirteen series (the "Portfolios"), each with its own investment objective and policies, each of which are diversified portfolios under the Investment Company Act of 1940 as amended (the "1940 Act").

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the U.S. Government Securities Portfolio is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Portfolio invests primarily in direct obligations of the United States Government, in obligations of its instrumentalities supported by its full faith and credit, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervisory oversight, but which do not carry the full faith and credit obligations of the United States.

INVESTMENT RESTRICTIONS

      The following restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The U.S. Government Securities Portfolio will not:

     (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities issued by the United States Government, its agencies or instrumentalities, for which there is no limit);

     (2)  invest in more than 10% of any class of securities of any one issuer;

     (3) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

     (4) underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the is position of restricted securities, the Portfolio may be deemed to be an underwriter, as defined in the Securities Act of 1933;

     (5) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes;

     (6)  invest for the primary purpose of control or management;

     (7) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

     (8) make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker/dealers; all such investments must be consistent with the investment objective and policies;

     (9) invest more than 25% of its total assets in the securities of issuers in any single industry (other than securities issued by the United States Government, its agencies or instrumentalities); or

     (10) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company; when consistent with its investment objectives, the Portfolio may purchase securities of brokers, dealers, underwriters or investment advisers.

                        SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Social Awareness Stock Portfolio is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that Smith Barney Mutual Fund Management, Inc. ("SBMFM") determines meet certain social criteria, based on analysis of data. It is up to the discretion of the investment adviser to determine the source for the data. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

      The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States Government.

SOCIAL CRITERIA

      The Social Awareness Stock Portfolio utilizes certain social criteria to define a universe of common stocks that are acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a significant portion of their revenues, as determined by SBMFM, are derived from (a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

      If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock or should the Portfolio inadvertently acquire a security which is not an acceptable investment, SBMFM will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.

INVESTMENT RESTRICTIONS

      The investment restrictions set forth in Items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.

      Items 10 through 13 may be changed by a vote of the Board of Trustees. The Social Awareness Stock Portfolio will not:

      (1) invest more than 5% of its total assets in securities of any one issuer, except obligations of the United States Government and its instrumentalities;

      (2) borrow money, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Portfolio and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Portfolio;

      (3) underwrite securities of other issuers, except that the Portfolio could be deemed an underwriter when engaged in the sale of restricted securities (see item 13);

      (4) purchase interests in real estate, except as may be represented by securities for which there is an established market;

      (5) purchase commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes;

      (6) make loans, except through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors (see item
          13);

      (7) invest in the securities of a company for the purpose of exercising management or control;

      (8) acquire more than 10% of the voting securities of any one issuer (it is the present practice of the Portfolio not to exceed 5% of the voting securities of any one issuer);

      (9) issue senior securities;

     (10) make short sales of securities;

     (11) make purchases on margins, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

     (12) invest in securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets; or

     (13) invest more than 5% of the value of the assets of the Portfolio in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

      Changes in the investments of the Portfolio may be made from time to time to take into account changes in the outlook for particular industries or companies. The Portfolio's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While the Portfolio may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

      The assets of the Portfolio will be kept fully invested except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with their respective investment policies.

                               UTILITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

      The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries, which industries are deemed for these purposes to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, United States government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved. The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements.

INVESTMENT RESTRICTIONS

      The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

      (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

      (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

      (3) purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio);

      (4) make short sales of securities or maintaining a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

      (5) borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

      (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness (for purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
          (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets);

      (7) invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts;

      (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

      (9) concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

      In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

                        ZERO COUPON BOND FUND PORTFOLIOS
                            (SERIES 1998, 2000, 2005)

INVESTMENT OBJECTIVE AND POLICIES

      The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their value at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to have their premiums invested in shares of the Portfolios for the long-term or until maturity.

INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

      Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

      (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

      (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

      (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

      (4) zero coupon securities issued by certain entities which consist of stripped debt obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for such restricted securities, as described on page 4.

      (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

      As to the remaining 35% of each Zero Coupon Bond Portfolio, the assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

INVESTMENT RESTRICTIONS

      The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the Investment Company Act of 1940, as amended. Each of the Zero Coupon Bond Portfolios will not:

      (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

      (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

      (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

      (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

      (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

      (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
          (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

      (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts;

      (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

      (9) concentrate in any industry.

      In addition, the Portfolios will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of a Portfolio would be invested in such securities.

TRAVELERS QUALITY BOND PORTFOLIO ("TRAVELERS BOND PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

The assets of Travelers Bond Portfolio will be primarily invested in money market obligations, including, but not limited to:

-    treasury bills;
-    repurchase agreements;

-    commercial paper;
-    bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See Exhibit A to the prospectus for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:

- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

- purchase interests in real estate represented by securities for which there is an established market;

- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);

- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

- invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
    1933).

Please see the prospectus for additional information concerning this Portfolio.

LAZARD INTERNATIONAL STOCK PORTFOLIO ("LAZARD INTERNATIONAL STOCK PORTFOLIO") INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

"The Portfolio expects to invest its assets principally in the common stocks of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts ("ADRs" and Global Depository Receipts), convertible bonds, and other convertible securities.

There is no requirement, however, that the Lazard International Stock Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

It is the present intention of the Subadviser to invest the Lazard International Stock Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Lazard International Stock Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Lazard International Stock Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its affiliates, Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London, and Lazard Freres K.K. in Japan, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

The Lazard International Stock Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

In addition, the Lazard International Stock Portfolio may engage in the following additional investment activities described in greater detail in Exhibit A to the prospectus: (i) trading of short term money market instruments;
(ii) lending of Portfolio securities; (iii) floating and variable rate instruments; (iv) letters of credit; (v) purchase and sales of restricted securities; (vi) investments in emerging or unseasoned companies.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Lazard International Stock Portfolio. The Lazard International Stock Portfolio may not:

- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;

- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

- invest in illiquid securities if immediately after such investment more than 15% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;

- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

- purchase the securities of issuers conducting their principal business in the same industry, if the value of the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;

- purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the prospectus;

-   purchase securities on margin;

-   underwrite securities; or

-   make investments for the purpose of exercising control or management.

MFS EMERGING GROWTH PORTFOLIO ("MFS PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective. MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

However, the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A to the prospectus for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit A);

- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

-   emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

-   corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

- portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and

-   loan participations.
In addition, MFS Portfolio may engage in certain investment activity described in greater detail in Exhibit A to the prospectus: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when issued securities; (v) corporate asset-backed securities;
(vi) loan participation and other direct indebtedness; (vi) foreign securities;
(vii) ADRs; (viii) emerging market securities; and (ix) various futures and option trading techniques.

INVESTMENT RESTRICTIONS

The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio will not:

-   borrow money in an amount in excess of 33 1/3% of its net assets;

-   underwrite securities;

- concentrate its investments in any particular industry in excess of 25% of its total net assets;

-   purchase or sell real estate in the ordinary course of its business;


Additionally, certain other nonfundamental restrictions apply, including the following:

- make loans except by the purchase of obligations in which the Portfolio is authorized to invest;

- purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 15% of its total assets to be invested in the securities of such issuer;

-   invest for the purpose of control or management;

-   purchase securities on margin, except as provided in the prospectus;

-   issue any senior security; and

- purchase, except on a limited basis, securities issued by any other registered investment company.

FEDERATED HIGH YIELD PORTFOLIO ("FEDERATED HIGH YIELD PORTFOLIO") INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated corporate debt obligations. The investment objective stated above cannot be changed without approval of shareholders.

The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, the following:

- corporate debt obligations having fixed or floating rates of interest and which are rated BBB or lower by nationally recognized statistical rating organizations;

-   preferred stocks; foreign securities and ADRs;
-   asset backed securities;
-   equipment trust and lease certificates
-   commercial paper;
-   zero coupon bonds;
-   pay-in-kind securities;
-   obligations of the United States;

- notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;

- time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;

- bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less

- general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations, or (2) issued by a public housing agency and backed by the full faith and the United States; and

- equity securities, including unit offerings that combine fixed rate securities and common stock and common stock equivalents such as warrants, rights and options.

The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality.

The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

In addition to the investment techniques described above, the Federated High Yield Portfolio may also engage in the following investment techniques described in greater detail in Exhibit A to the prospectus: (i) restricted securities;
(ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) put and call options; and (vi) lending of portfolio securities.

INVESTMENT RESTRICTIONS

The Federated High Yield Portfolio will not:

- borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;

- sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions or

-   pledge assets except to secure permitted borrowing.

The above are the fundamental investment limitations of the Federated High Yield Portfolio. The following limitations, however, are nonfundamental. The Federated High Yield Portfolio will not:

- invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations;

- commit more than 5% of the value of its total assets to premiums on open put option positions;

- invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;

- invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

-   invest directly in minerals;

-   underwrite securities;

-   invest more than 5% in put options;

-   write covered call options unless the securities are held by the Portfolio;

-   invest in real estate; or

- purchase the securities of other investment companies, except in limited situations.

FEDERATED STOCK PORTFOLIO  ("FEDERATED STOCK PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in the prospectus. This investment objective cannot be changed without the approval of shareholders.

The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

- preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.;

-   U.S. government securities;

-   repurchase agreements;

-   money market instruments;

- securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets); and

-   when-issued securities.

See Exhibit A to the prospectus for a more detailed discussion of the above investments.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

- borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

- invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);

-   acquire more than 10% of the voting securities of any one issuer;

-   invest in real estate;

-   issue senior securities;

-   trade in puts and calls; or

-   underwrite securities.











LARGE CAP PORTFOLIO  ("LARGE CAP PORTFOLIO")

INVESTMENT OBJECTIVES AND POLICIES

Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

-   cash instruments;

-   equity securities;

-   debt securities;

-   foreign securities;

-   repurchase agreements;

-   reverse repurchased agreements;

-   various futures and option-related techniques and instruments;

-   ADRs;

-   emerging market securities;

-   lending of portfolio securities;

-   real estate related instruments;

-   corporate asset-backed securities;

-   loan participation and other direct indebtedness;

-   indexed securities;

- short sales "against the box" (see Exhibit A to the prospectus for more information about this investment technique);

-   swap agreements; and

-   restricted securities.

The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Portfolio may not buy all of these instruments or use all of these techniques to and those described in the prospectus the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental. The Portfolio will not:

- With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio's would hold more than 10% of the outstanding voting securities of that issuer;

-   Issue senior securities, except as permitted under the 1940 Act;

- Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

- underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

- purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

- purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);

- purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

- lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

- the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

The following investment limitations are nonfundamental:

- The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

- The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

- The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

- The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

- The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

- The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issues of asset backed securities or investment companies are not considered "business enterprises."

EQUITY INCOME PORTFOLIO  ("EQUITY INCOME PORTFOLIO")
INVESTMENT OBJECTIVES AND POLICIES

The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A in the prospectus including: (i) equity securities; (ii) debt securities; (iii) foreign securities; (iv) repurchase agreements; (v) restricted securities; and (vi) lending.

INVESTMENT RESTRICTIONS

The Equity Income Portfolio is subject to the same investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap --Investment Restrictions" above for a complete discussion of such applicable limitations.

In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. For example, the Portfolio may make purchases of lower-rated debt securities if such securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B to the prospectus for a discussion of rating agency procedures.)

                             VALUATION OF SECURITIES

      The current values for the portfolio securities of the Portfolios are determined as follows. Securities that are traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded prior to the time of valuation. Securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation. Short-term money market instruments having maturities of sixty days or less are valued at amortized cost (original purchase price as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term money market instruments having maturities of more than sixty days, for which complete quotations are readily available, are valued at current market value. The Board of Trustees of the Series Trust values the following at prices it deems in good faith to be fair: (1) securities, including restricted securities, for which complete quotations are not readily available, (2) listed securities if in the Board's opinion the last sales price does not reflect a current market value or if no sale occurred, and (3) other assets.

      The Series Trust believes that reliable market quotations generally are not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by either Portfolio, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures which have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of the Portfolios' securities. Securities for which market quotations are readily available are valued on a consistent basis at that price quoted which, in the opinion of the Trustees or the person designated by the Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Trustees or by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolios if, in the opinion of the Trustees or the Committee, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

                             DISTRIBUTIONS AND TAXES

      It is the Series Trust's intention to distribute dividends from net investment income and all net realized capital gains from the Portfolios annually in shares or, at the option of the shareholder, in cash. All of the Portfolios have qualified, and intend to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus the Portfolios are relieved of any federal income tax liability by distributing all of their net investment income and net capital gains, if any, to its shareholders.

      When any Portfolio makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Portfolio's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Portfolio's books, but will be made on a federal taxation basis.

                              TRUSTEES AND OFFICERS

Name                        Present Position and Principal Occupation During Last Five Years
----                        ----------------------------------------------------------------
*Heath B. McLendon          Managing Director (1993-present), Smith Barney
 Chairman and Member        Inc. ("Smith Barney"); Chairman (1993-present),
 388 Greenwich Street       Smith Barney Strategy Advisors, Inc.; President
 New York, New York         (1994-present), Smith Barney Mutual Funds
 Age 62                     Management Inc.; Chairman and Director of
                            forty-one investment companies associated with Smith
                            Barney; Chairman, Board of Trustees, Drew
                            University; Trustee, The East New York Savings Bank;
                            Advisory Director, First Empire State Corporation;
                            Chairman, Board of Managers, seven Variable Annuity
                            Separate Accounts of The Travelers Insurance
                            Company+; Chairman, Board of Trustees, five Mutual
                            Funds sponsored by The Travelers Insurance
                            Company++; prior to July 1993, Senior Executive Vice
                            President of Shearson Lehman Brothers Inc.

 Knight Edwards             Of Counsel (1988-present), Partner (1956-1988),
 Member                     Edwards & Angell, Attorneys; Member, Advisory
 2700 Hospital Trust Tower  Board (1973-1994), thirty-one mutual funds
 Providence, Rhode Island   sponsored by Keystone Group, Inc.; Member, Board
 Age 72                     of Managers, seven Variable Annuity Separate
                            Accounts of The Travelers Insurance Company+;
                            Trustee, five Mutual Funds sponsored by The
                            Travelers Insurance Company.++

 Robert E. McGill, III      Retired manufacturing executive.  Director
 Member                     (1983-1995), Executive Vice President (1989-1994)
 295 Hancock Street         and Senior Vice President, Finance and
 Williamstown,              Administration (1983-1989), The Dexter Corporation
 Massachusetts              (manufacturer of specialty chemicals and
 Age 64                     materials); Vice Chairman (1990-1992), Director
                            (1983-1995), Life Technologies, Inc. (life
                            science/biotechnology products); Director,
                            (1994-present), The Connecticut Surety Corporation
                            (insurance);

                            Director (1995-present), Calbiochem Novachem
                            International (life science/biotechnology products); Director (1995-present), Chemfab Corporation (specialty materials manufacturer); Member, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance Company.++

 Lewis Mandell              Dean, College of Business Administration
 Member                     (1995-present), Marquette University; Professor of
 606 N. 13th Street         Finance (1980-1995) and Associate Dean
 Milwaukee, WI 53233        (1993-1995), School of Business Administration,
 Age 53                     and Director, Center for Research and Development
                            in Financial Services (1980-1995), University of
                            Connecticut; Director (1992-present), GZA
                            Geoenvironmental Tech, Inc. (engineering services); Member, Board of Managers, seven
                            Variable Annuity Separate Accounts of The
                            Travelers Insurance Company+;  Trustee, five
                            Mutual Funds sponsored by The Travelers Insurance
                            Company.++

 Frances M. Hawk            Portfolio Manager (1992-present), HLM Management
 Member                     Company, Inc. (investment management); Assistant
 222 Berkeley Street        Treasurer, Pensions and Benefits. Management
 Boston, Massachusetts      (1989-1992), United Technologies Corporation
 Age 48                     (broad- based designer and manufacturer of high
                            technology products); Member, Board of Managers, seven Variable Annuity Separate Accounts of The
                            Travelers Insurance Company+; Trustee, five Mutual
                            Funds sponsored by The Travelers Insurance
                            Company.++

 Ernest J. Wright           Assistant Secretary (1994-present), Counsel
 Secretary to the Board     (1987-present), The Travelers Insurance Company;
 One Tower Square           Secretary, Board of Managers, seven Variable
 Hartford, Connecticut      Annuity Separate Accounts of The Travelers
 Age 55                     Insurance Company+; Secretary, Board of Trustees,
                            five Mutual Funds sponsored by The Travelers
                            Insurance Company.++

 Kathleen A. McGah          Assistant Secretary and Counsel (1995-present),
 Assistant Secretary to     The Travelers Insurance Company; Assistant
 the Board                  Secretary, Board of Managers, seven Variable
 One Tower Square           Annuity Separate Accounts of The Travelers
 Hartford, Connecticut      Insurance Company+; Assistant Secretary, Board of
 Age 45                     Trustees, five Mutual Funds sponsored by The
                            Travelers Insurance Company.++ Prior to January
                            1995, Counsel, ITT Hartford Life Insurance Company.

 Ian R. Stuart              Vice President and Financial Officer, Financial
 Treasurer                  Services Department (1994-present), Second Vice
 One Tower Square           President and Financial Officer, Financial
 Hartford, Connecticut      Services Department (1991-1994), The Travelers
 39                         Insurance Company; Senior Manager (1986-1991),
                            Price Waterhouse; Treasurer, Board of Trustees, five Mutual Funds sponsored by The Travelers
                            Insurance Company.++

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

    * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

      Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $17,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $2,000 for each meeting of such Boards attended.

                              DECLARATION OF TRUST

      The Series Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Series Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Series Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Series Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Series Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Series Trust property for any shareholder held personally liable for the obligations of the Series Trust.

      The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

      The Trustees were elected by Shareholders at a meeting held on October 30, 1992. After such meeting, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, or if at the time of filling a vacancy less than two-thirds of the Trustees holding office after filling the vacancy were elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

      Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. Any Trustee may voluntarily resign from office, or Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Trust. The Series Trust is required to assist in Shareholders' communications. In accordance with current laws, insurance companies will request voting instructions from contract owners participating in variable annuity and/or variable life insurance contracts held by their respective separate accounts. Insurance companies will vote shares of the Portfolios in the same proportion as the voting instructions received.

      Voting rights are not cumulative, that is, the holders of more than 50% of the shares voting on the election of Trustees can, if they choose to do so, elect all of the Trustees of the Series Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

      No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Series Trust (as defined in the 1940 Act).

                          INVESTMENT ADVISORY SERVICES

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC's responsibilities generally include the following:

      (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

      (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

      (3) supervising the investment program prepared for the Portfolios by the Subadviser;

      (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

      (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

      (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

                            INVESTMENT SUBADVISERS

GENERAL

Under the terms of the Investment Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") also executes the offers, while MFS, Lazard and Federated only place the orders for TAMIC to execute.

For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so.

ADVISER: TAMIC - - ZERO COUPON BOND PORTFOLIOS, QUALITY BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

      TAMIC also provides investment management and advisory services to the U.S. Government Securities Portfolio, the Zero Coupon Bond Fund Portfolios and the Quality Bond Portfolio in accordance with separate Investment Advisory Agreements which were approved by shareholders at meetings held for that purpose.

      For furnishing investment management and advisory services to the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly. The total advisory fees paid to TAMIC by the U.S. Government Securities Portfolio for the years ended December 31, 1993, 1994 and 1995 were $56,276, $82,937 and $85,175, respectively. Since the Travelers Quality Bond is new, to date no advisory or subadvisory fees have been paid to TAMIC to date.

LAZARD INTERNATIONAL  STOCK PORTFOLIO
SUBADVISER:  LAZARD FRERES ASSET MANAGEMENT

Lazard Freres Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

Lazard Freres Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services.

Lazard Freres performs such brokerage services in conformity with Rule 17e-1 under the 1940 Act and procedures adopted by the Board of Trustees.

TAMIC pays the Subadviser an investment Subadvisory fee at the annual rate of 0.475% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF LAZARD PORTFOLIO

Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director of Lazard Freres, and has been with the Subadviser since 1982 He has also acted as the Managing Director of the Lazard International Equity Fund, a publicly traded mutual fund offered by Lazard Freres since that fund's inception in 1992.

MFS PORTFOLIO
SUBADVISER:  MFS

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 29, 1996. As of such date, the MFS organization managed approximately $20 billion of assets invested in equity securities and approximately $20 billion of assets invested in fixed income securities. Approximately $3.8 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

TAMIC pays MFS an investment subadvisory fee at an annual rate of 0.375% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF MFS PORTFOLIO

John W. Ballen, a Senior Vice President of MFS. serves as the Portfolio manager for the MFS Portfolio. Mr. Ballen also serves in a similar capacity as a portfolio manager to certain retail mutual funds offered by MFS. He has acted in such a capacity for MFS since 1986.

FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling. ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

Pursuant to an investment subadvisory agreement between TAMIC and Federated , Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the Federated High Yield Portfolio manager. Mr. Durbiano joined Federated Investors in 1982 and has been a Vice President of an affiliate of the Portfolio's subadviser since 1988. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

FEDERATED STOCK PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Subadviser: Federated Investment Counseling, Inc." above for a discussion of Federated.)

Federated also serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF FEDERATED STOCK PORTFOLIO

Peter R. Anderson serves as the Federated Stock Portfolio's co-manager. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of an affiliate of the Subadviser. Mr. Anderson is a Chartered Financial Analyst and received his MBA in Finance from the University of Wisconsin.

Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J.W. Seligman & Co., Inc., Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

LARGE CAP PORTFOLIO
SUBADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity Management & Research Company. ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.

At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 106%, respectively, of the costs of providing these services.

The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

Thomas M. Sprague is the manager of Large Cap Portfolio. Mr. Sprague is also the manager of Fidelity Adviser Large Cap Fund and Fidelity Large Cap Stock Fund, each publically traded retail mutual funds. He joined Fidelity in 1989. He is a graduate of both Cornell University and Wharton School of Business.

EQUITY INCOME PORTFOLIO
SUBADVISER:  FIDELITY RESOURCE MANAGEMENT

FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap Portfolio--Fidelity Resource Management--Background" above for a discussion of FMR.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF EQUITY INCOME PORTFOLIO

Stephen Peterson is manager of Equity Income Portfolio. Since 1983, he has also managed Fidelity Equity Income Fund a publicly traded retail mutual fund. Mr. Peterson is also Senior Vice President of Fidelity Management Trust Co. Previously, he was Vice President and manager of several trust accounts.

Mr. Peterson joined Fidelity in October 1980.

SBMFM

      Smith Barney Mutual Funds Management Inc. (SBMFM) an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Social Awareness Stock Portfolio through Greenwich Street Advisors, a division of SBMFM, in accordance with the terms of an Investment Advisory Agreement dated May 1, 1995 which was approved by shareholders at a meeting held on April 28, 1995. Prior to May 1, 1995, The Travelers Investment Management Company (TIMCO) provided investment management and advisory services. For furnishing investment management and advisory services to the Fund, SBMFM is paid any amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

                                                      AGGREGATE NET ASSET VALUE
             ANNUAL MANAGEMENT FEE                         OF THE PORTFOLIO
             ---------------------                    -------------------------
                     0.65%         of the first         $ 50,000,000, plus
                     0.55%         of the next          $ 50,000,000, plus
                     0.45%         of the next          $100,000,000, plus
                     0.40%         of amounts over      $200,000,000.

      The total advisory fees paid to TIMCO by the Social Awareness Stock Portfolio for the period ended December 31, 1993, and for the year ended December 1994 and for the period January through April 1995 were $15,961, $23,474 and $ 9,877, respectively. The total advisory fee paid to SBMFM for the period May 1, 1995 through December 31, 1995 was $28,613.

      Greenwich Street Advisors, a division of SBMFM, also manages the day-to-day investment operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement approved by the Board of Trustees. Under the Advisory Agreement, SBMFM is responsible for furnishing or causing to be furnished to the Utilities Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio. The Utilities Portfolio pays SBMFM an advisory fee equal to 0.65% on an annual basis for its services as investment adviser. The fee is computed daily and paid monthly.

      The total advisory fees paid to SBMFM by the Utilities Portfolio for the period ended December 1994 and for the year ended December 1995 were $21,804 and $67,791, respectively.

SECURITIES TRANSACTIONS

      The Subadviser for the Large Cap and Equity Income Portfolios is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolios or shares of other funds advised by the Subadviser to the extent permitted by law. The Subadviser may use research services provided by and place transactions through Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Serviced (FBS), subsidiaries of FMR Corp., if the commissions are fair and reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

      The Subadviser for the Large Cap and Equity Income Portfolios may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the portfolio toward payment of the portfolio's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for account which they or their affiliates managed, unless certain requirements are satisfied. Pursuance to such requirements, the Subadviser's Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

THE ADVISORY AGREEMENTS

      Under the terms of their respective Advisory and Subadvisory Agreements, the Parties to such agreements shall:

      (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Portfolios, affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolios or are under consideration for inclusion therein;

      (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Portfolios;

      (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

      (4) take such steps as are necessary to implement the investment programs approved by the Board of Trustees; and

      (5) regularly report to the Board of Trustees with respect to implementation of the approved investment programs and any other activities in connection with the administration of the assets of the Portfolios.

      As required by the 1940 Act, each Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolios. In addition, and in either event, the terms of the Advisory Agreements must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Advisory Agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Portfolios; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolios; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Portfolios.

                               REDEMPTIONS IN KIND

      If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

      However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                    BROKERAGE

      Subject to approval of the Board of Trustees, it is the policy of TAMIC, TIMCO, Lazard, MFS, Federated, FMR and SBMFM (collectively, the " advisers"), in executing transactions in portfolio securities of the Portfolios, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Portfolios, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Portfolios and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Portfolios and other clients of either TAMIC, TIMCO, Lazard, MFS, Federated, FMR or SBMFM who may indirectly benefit from the availability of such information. Similarly, the Portfolios may indirectly benefit from information made available as a result of transactions for such clients.

      Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Portfolios will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and the Portfolios will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

      Each of the advisers may follow a policy of considering the sale of shares of the Series Trust a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

      The investment advisers' policies with respect to brokerage are and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

      The total brokerage commissions paid by the U.S. Government Securities Portfolio to TAMIC for the years ended December 31, 1993, 1994 and 1995 were $35,756, $13,363 and $119,817, respectively. For the year ended December 31, 1995, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1995.

      The total brokerage commissions paid by the Social Awareness Stock Portfolio to TIMCO and SBMFM for the years ended December 31, 1993, 1994 and 1995 were $2,121, $6,302 and $14,657, respectively. (SBMFM became the investment adviser on May 1, 1995.) For the year ended December 31, 1995, portfolio transactions in the amount of $8,984,565 were placed with certain brokers because of research services, of which $13,803 was paid in commissions with respect to such services. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with TIMCO during 1995.

      The total brokerage commission paid by the Utilities Portfolio to SBMFM for the period ended December 31, 1994 and the year ended December 31, 1995 were $8,611 and $20,686. For the year ended December 31, 1995, no portfolio transactions in the amount of $9,792,394 were placed with certain brokers because of research services, of which $20,686 was paid in commissions with respect to such services. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. No brokerage business was placed with any brokers affiliated with SBMFM during 1995.

      The total brokerage commission paid by the Zero Coupon Bond Portfolios, Series 1998, 2000 and 2005 for the period ended December 31, 1995 was $2,064, $2,808 and $3,309, respectively. For the year ended December 31, 1995, no portfolio transactions were directed to certain brokers because of research services. No formula is used in placing portfolio transactions with brokers which provide research services and no specific amount of transactions is allocated for research services. No brokerage business was placed with any brokers affiliated with TAMIC during 1995.

      Because the other Portfolios are new, as of the date of this SAI, no brokerage commissions were incurred or paid by them.

                             ADDITIONAL INFORMATION

      The Travelers Insurance Company acts as transfer agent and dividend disbursing agent for the Portfolios. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone number 860-422-3985. On April 1, 1996, the Company owned 100% of the Series Trust's outstanding shares.

      Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, serves as the custodian of all securities and cash of the U.S. Government Bond, Social Awareness, Utilities and the three Zero Coupon Bond Fund Portfolios. For the Large Cap and Equity Income Portfolios, Brown Brothers Harriman will serve as the custodian. For Federated Stock, Federated High Yield, MFS Emerging Growth and Travelers Quality Bond Portfolios, the custodian is PNC Bank NA, 200 Stevens Drive, Lester, PA 19113. For those portfolios, Barclay's Bank, PLC may also act as a sub-custodian. For Lazard International Stock Portfolio, the custodian is the Bank of New York, 90 Washington Street, New York, NY 10286.

      Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut 06103, are the independent auditors for the Series Trust and its Portfolios, with the exception of Large Cap, Equity Income, Federated Stock, Federated High Yield, MFS Emerging Growth, Travelers Quality Bond and Lazard International Stock Portfolios. The services provided by Coopers & Lybrand L.L.P., include primarily the audit of the applicable Series

Trust's financial statements and financial highlights. The financial statements and financial highlights included in the Registration Statement have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

      KPMG Peat Marwick LLP, independent certified public accountants, 345 Park Avenue, New York, NY 10154 are the auditors for the Federated Stock, Federated High Yield, MFS Emerging Growth, Travelers Quality Bond and Lazard International Stock Portfolios.

      Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, are the auditors for Large Cap and Equity Income Portfolios.

      Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

      No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

      The Series Trust's prospectus and this SAI omit certain information contained in the Series Trust's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

      The Portfolio's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). These ratings and other money market instruments are described as follows.

      Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

                              FINANCIAL STATEMENTS

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (identified cost $29,445,550)   . . . . . . . .        $    30,242,611
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 82,159
               Receivables:

                   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                360,433
                   Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,657,031
                                                                                                             ---------------

                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             34,342,234
                                                                                                             ---------------

            LIABILITIES:
               Payables:

                   Investment securities purchased  . . . . . . . . . . . . . . . . . . . . . . . . .              6,147,812
                   Investment management and advisory fees  . . . . . . . . . . . . . . . . . . . . .                  1,242
               Accrued expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    892
                                                                                                             ---------------

                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,149,946
                                                                                                             ---------------

            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    28,192,288
                                                                                                             ===============


            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    24,976,806
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . .              1,520,848
               Accumulated net realized gains (losses) on investment security transactions  . . . . .                897,573
               Net unrealized appreciation on investment securities   . . . . . . . . . . . . . . . .                797,061
                                                                                                             ---------------

                   Total net assets (applicable to 2,267,056 shares outstanding at $12.43 per share)         $    28,192,288
                                                                                                             ===============





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


            INVESTMENT INCOME:
               Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $     1,667,448

            EXPENSES:

               Investment management and advisory fees  . . . . . . . . . . . . . .       $       85,175
               Accounting and audit fees  . . . . . . . . . . . . . . . . . . . . .               45,266
               Custodian fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                  469
               Printing and postage   . . . . . . . . . . . . . . . . . . . . . . .               12,124
               Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                1,388
               Registration fees  . . . . . . . . . . . . . . . . . . . . . . . . .                  123
               Legal fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,055
                                                                                          --------------
                   Total expenses . . . . . . . . . . . . . . . . . . . . . . . . .                                  146,600
                                                                                                             ---------------
                      Net investment income   . . . . . . . . . . . . . . . . . . .                                1,520,848
                                                                                                             ===============


            REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON
                INVESTMENT SECURITIES:
               Realized gain from investment security transactions:
                   Proceeds from investment securities sold . . . . . . . . . . . .           56,107,352

                   Cost of investment securities sold . . . . . . . . . . . . . . .           54,996,560
                                                                                          --------------
                      Net realized gain   . . . . . . . . . . . . . . . . . . . . .                                1,110,792
               Change in unrealized gain (loss) on investment securities:


                   Unrealized loss at December 31, 1994 . . . . . . . . . . . . . .           (2,374,647)
                   Unrealized gain at December 31, 1995 . . . . . . . . . . . . . .              797,061
                                                                                          --------------
                      Net change in unrealized gain (loss) for the year   . . . . .                                3,171,708
                                                                                                             ---------------
                         Net realized gain and change in unrealized gain (loss)   .                                4,282,500
                                                                                                             ---------------
               Net increase in net assets resulting from operations   . . . . . . .                          $     5,803,348
                                                                                                             ===============





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                                                  1995               1994
                                                                                                  ----               ----
            OPERATIONS:
               Net investment income  . . . . . . . . . . . . . . . . . . . . . . . .      $     1,520,848    $     1,418,225
               Net realized gain (loss) from investment security transactions   . . .            1,110,792           (211,271)
               Net change in unrealized gain (loss) on investment securities  . . . .            3,171,708         (2,752,337)
                                                                                           ---------------    ---------------
                   Net increase (decrease) in net assets resulting from operations  .            5,803,348         (1,545,383)
                                                                                           ---------------    ---------------


            DISTRIBUTIONS TO SHAREHOLDERS FROM:
               Net investment income and net short-term realized gains from
                  investment security transactions  . . . . . . . . . . . . . . . . .           (1,404,917)          (883,624)
               Net long-term realized gains from investment security transactions                        -            (63,504)
                                                                                           ---------------    ---------------
                   Total distributions to shareholders  . . . . . . . . . . . . . . .           (1,404,917)          (947,128)
                                                                                           ---------------    ---------------


            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . .            5,439,282          7,137,525
               Dividend reinvestment  . . . . . . . . . . . . . . . . . . . . . . . .            1,404,917            947,128
               Payments for shares redeemed   . . . . . . . . . . . . . . . . . . . .           (7,572,507)        (6,590,182)
                                                                                           ---------------    ---------------
                   Net increase (decrease) in net assets resulting from
                      capital share transactions  . . . . . . . . . . . . . . . . . .            (728,308)          1,494,471
                                                                                           --------------     ---------------
                         Net increase (decrease) in net assets  . . . . . . . . . . .           3,670,123            (998,040)


            NET ASSETS:
               Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . . .           24,522,165         25,520,205
                                                                                           ---------------    ---------------
               End of year (including undistributed net investment income as follows:
                  December, 1995 $1,520,848 and December, 1994 $1,418,225)  . . . . .      $    28,192,288    $    24,522,165
                                                                                           ===============    ===============





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                       ------------  ------------
            BONDS (14.0%)

              COLLATERALIZED MORTGAGE
                 OBLIGATIONS (14.0%)
                 Federal Farm Credit Banks,
                    5.93% Notes, 2003                  $  1,000,000  $  1,009,065
                 FNMA Remic Trust 1993-05,
                    7.50% Pass Through, 2008              1,000,000     1,050,009
                 FNMA Remic Trust 1993-13,
                    6.50% Pass Through, 2000              1,201,619     1,195,645
                 Guaranteed Export Certificate 1994-A,
                    7.12% Sinking Fund, 2006                916,189       969,144
                                                                     ------------
                 TOTAL BONDS (COST $ 3,971,385)                         4,223,863
                                                                     ------------
            U.S. GOVERNMENT AGENCY
               SECURITIES (31.1%)

                 Federal Home Loan Mortgage Corp,
                    7.00% Pass Through, 2010              4,000,000     4,076,252
                 FNMA,
                    7.55% Notes, 2004                     1,000,000     1,044,571
                 GNMA 30-Year Single Family,
                    9.00% Pass Through, 2016                 32,417        34,372
                 GNMA 30-Year Single Family,
                    9.00% Pass Through, 2019                 71,940        76,279
                 GNMA 30-Year Single Family,
                    8.50% Pass Through, 2018                371,732       390,551
                 GNMA 30-Year Single Family,
                    8.50% Pass Through, 2018                437,973       460,146
                 GNMA 30-Year Single Family,
                    8.50% Pass Through, 2018                434,297       456,283
                 GNMA 30-Year Single Family,
                    8.50% Pass Through, 2018                394,478       414,449
                 GNMA 30-Year Single Family,
                    8.50% Pass Through, 2018                330,407       347,134
                 GNMA 30-Year Notification,
                    8.50% Pass Through, 2025              2,000,000     2,100,000
                                                                     ------------

               TOTAL U.S. GOVERNMENT
                 AGENCY SECURITIES
                   (COST $9,345,280)                                    9,400,037
                                                                     ------------
            U.S. GOVERNMENT
               SECURITIES (42.1%)

                 United States of America Treasury,
                    0.00% Notes, 2015                     4,000,000     1,242,396
                 United States of America Treasury,
                    7.875% Bonds, 2021                    5,000,000     6,156,250
                 United States of America Treasury,
                    8.75% Bonds, 2017                     1,000,000     1,323,125
                 United States of America Treasury,
                    11.25% Bonds, 2015                    2,500,000     4,009,375
                                                                     ------------

               TOTAL U.S. GOVERNMENT
                 SECURITIES (COST $12,241,249)                         12,731,146
                                                                     ------------

            SHORT-TERM INVESTMENTS (12.8%)

               U.S. GOVERNMENT AGENCY
                 SECURITIES (12.8%)
                 Federal Farm Credit Banks,
                    5.45% due January 11, 1996         $  2,000,000  $  1,993,626
                 Federal Home Loan Banks,
                    5.46% due January 11, 1996            1,900,000     1,893,939
                                                                     ------------

                 TOTAL SHORT-TERM
                    INVESTMENTS (COST $3,887,636)                       3,887,565
                                                                     ------------
                 TOTAL INVESTMENTS (100%)
                    (COST $ 29,445,550) (A) (B)                      $ 30,242,611
                                                                     ============


NOTES

(A) At December 31, 1995, net unrealized appreciation for all securities was $797,061. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $803,354 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $6,293.

(B) The cost of investments for federal income tax purposes amounted to $29,475,915. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at December 31, 1995, were as follows:

                  Gross unrealized appreciation       $    772,989
                  Gross unrealized depreciation             (6,293)
                                                      -------------
                  Net unrealized appreciation         $    766,696
                                                      =============





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (identified cost $5,699,643)  . . . . . . . . .        $     6,989,256
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 66,458
               Receivables:
                   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  7,928
                   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     69
                   Receivable from The Travelers  . . . . . . . . . . . . . . . . . . . . . . . . . .                 29,069
                                                                                                             ---------------
                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,092,780
                                                                                                             ---------------
            LIABILITIES:
               Payable for investment management and advisory fees  . . . . . . . . . . . . . . . . .                    625
               Accrued expenses:
                   Reimbursable expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 29,069
                   Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  8,275
                                                                                                             ---------------
                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 37,969
                                                                                                             ---------------
            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $     7,054,811
                                                                                                             ===============

            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $     5,463,666
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . .                 55,079
               Accumulated net realized gains (losses) on investment security transactions  . . . . .                246,453
               Net unrealized appreciation on investment securities   . . . . . . . . . . . . . . . .              1,289,613
                                                                                                             ---------------
                   Total net assets (applicable to 492,622 shares outstanding at $14.32 per share)  .        $     7,054,811
                                                                                                             ===============




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


            INVESTMENT INCOME:
               Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $       102,832
               Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               26,038
                                                                                         ----------------
                   Total income . . . . . . . . . . . . . . . . . . . . . . . . . .                           $       128,870


            EXPENSES:
               Investment management and advisory fees  . . . . . . . . . . . . . .               38,490
               Accounting and audit fees  . . . . . . . . . . . . . . . . . . . . .               43,095
               Custodian fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                2,157
               Printing and postage   . . . . . . . . . . . . . . . . . . . . . . .               15,556
               Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                1,388
               Registration fees  . . . . . . . . . . . . . . . . . . . . . . . . .                  118
               Legal fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,056
                                                                                         ----------------
                   Total expenses before reimbursement from The Travelers . . . . .              102,860

               Less: Reimbursement from The Travelers   . . . . . . . . . . . . . .              (29,069)
                                                                                         ----------------
                   Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                                    73,791
                                                                                                              ---------------
                      Net investment income   . . . . . . . . . . . . . . . . . . .                                    55,079
                                                                                                              ---------------
            REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON

               INVESTMENT SECURITIES:
               Realized gain from investment security transactions:
                   Proceeds from investment securities sold . . . . . . . . . . . .            3,980,329
                   Cost of investment securities sold . . . . . . . . . . . . . . .            3,715,090
                                                                                         ----------------
                      Net realized gain   . . . . . . . . . . . . . . . . . . . . .                                   265,239

               Change in unrealized gain (loss) on investment securities:
                   Unrealized loss at December 31, 1994 . . . . . . . . . . . . . .              (26,432)
                   Unrealized gain at December 31, 1995 . . . . . . . . . . . . . .            1,289,613
                                                                                         ----------------
                      Net change in unrealized gain (loss) for the year   . . . . .                                 1,316,045
                                                                                                              ---------------
                         Net realized gain and change in unrealized gain (loss)   .                                 1,581,284
                                                                                                              ---------------
               Net increase in net assets resulting from operations   . . . . . . .                           $     1,636,363
                                                                                                              ===============




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                                                  1995               1994
                                                                                                  ----               ----
            OPERATIONS:
               Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . .  $        55,079    $        51,650
               Net realized gain from investment security transactions  . . . . . . . . .          265,239             50,675
               Net change in unrealized gain (loss) on investment securities  . . . . . .        1,316,045           (195,236)
                                                                                           ----------------   ----------------
                   Net increase (decrease) in net assets resulting from operations  . . .        1,636,363            (92,911)
                                                                                           ----------------   ----------------

            DISTRIBUTIONS TO SHAREHOLDERS FROM:
               Net investment income and net short-term realized gains from
                  investment security transactions  . . . . . . . . . . . . . . . . . . .          (51,494)           (70,411)
               Net long-term realized gains from investment security transactions   . . .          (68,327)           (17,258)
                                                                                           ----------------   ----------------
                   Total distributions to shareholders  . . . . . . . . . . . . . . . . .         (119,821)           (87,669)
                                                                                           ----------------   ----------------

            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .        2,552,645          1,378,970
               Dividend reinvestment  . . . . . . . . . . . . . . . . . . . . . . . . . .          119,821             87,669
               Payments for shares redeemed   . . . . . . . . . . . . . . . . . . . . . .       (1,013,468)          (768,126)
                                                                                           ----------------   ----------------
                   Net increase in net assets resulting from capital share transactions .        1,658,998            698,513
                                                                                           ----------------   ----------------
                      Net increase in net assets  . . . . . . . . . . . . . . . . . . . .        3,175,540            517,933


            NET ASSETS:
               Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,879,271          3,361,338
                                                                                           ----------------   ----------------
               End of year (including undistributed net investment income as follows:
                  December, 1995 $55,079 and December, 1994 $51,650)  . . . . . . . . . .  $     7,054,811    $     3,879,271
                                                                                           ================   ================




                       See Notes to Financial Statements

                          THE TRAVELERS SERIES TRUST
                       SOCIAL AWARENESS STOCK PORTFOLIO

                           STATEMENT OF INVESTMENTS
                              DECEMBER 31, 1995

                                                          NO. OF     MARKET
                                                          SHARES      VALUE
                                                          ------   -----------
            COMMON STOCKS (97.7%)

               AMUSEMENTS (1.0%)
                 Walt Disney Co.                           1,200   $    70,800
                                                                   -----------

               BANKING (10.6%)
                 Banc One Corp.                            1,200        45,300
                 Bank of Boston Corp.                        500        23,125
                 Barnett Banks, Inc.                       1,000        59,000
                 Chase Manhattan Corp.                       300        18,187
                 Citicorp                                  1,500       100,875
                 First Chicago NBD                           500        19,750
                 First Union Corp.                           600        33,375
                 H.F. Ahmanson & Co.                       1,400        37,100
                 Mellon Bank Corp.                         2,000       107,500
                 MBNA Corp.                                  650        23,969
                 NationsBank Corp.                         1,300        90,513
                 Norwest Corp.                               900        29,700
                 State Street Boston Corp.                 3,400       153,000
                                                                   -----------
                                                                       741,394
                                                                   -----------
               CHEMICALS, PHARMACEUTICALS, AND
                 ALLIED PRODUCTS (13.5%)
                 Air Products & Chemicals, Inc.            1,700        89,675
                 Amgen (A)                                 1,200        71,176
                 Bristol Myers Squibb Co.                  1,100        94,463
                 Johnson & Johnson                         1,500       128,437
                 Merck & Co., Inc.                         2,300       151,225
                 Pfizer, Inc.                              1,200        75,600
                 Praxair, Inc.                             5,000       168,125
                 Procter & Gamble Co.                      1,200        99,600
                 Schering-Plough Corp.                     1,200        65,700
                                                                   -----------
                                                                       944,001
                                                                   -----------
               COMMUNICATION (5.6%)
                 Ameritech Corp.                           1,400        82,600
                 Bell Atlantic Corp.                         800        53,500
                 Bellsouth Corp.                           1,800        78,300
                 Capital Cities ABC, Inc.                    400        49,350
                 MCI Communications Corp.                  1,000        26,188
                 NYNEX Corp.                                 700        37,800
                 Sprint Corp.                                800        31,900
                 Tele-Communications, Inc. (A)             1,700        33,894
                                                                   -----------
                                                                       393,532
                                                                   -----------
               CONSTRUCTION (0.6%)
                 Kaufman & Broad Home CP                   2,800        41,650
                                                                   -----------

               ELECTRICAL AND
                ELECTRONIC MACHINERY (2.4%)
                 AMP, Inc.                                   500        19,187
                 DSC Communications, Inc. (A)                200         7,400
                 Intel Corp.                               2,000       113,625
                 Time Warner, Inc.                           700        26,513
                                                                   -----------
                                                                       166,725
                                                                   -----------

               FINANCE (4.7%)
                 American Express Co.                      2,700       111,712
                 Dean Witter Discover & Co.                  600        28,200
                 Federal Home Loan Corp.                   1,000        83,500
                 Federal National Mortgage Assoc.            500        62,062
                 Green Tree Financial Corp.                  600        15,825
                 Merrill Lynch & Co., Inc.                   500        25,500
                                                                   -----------
                                                                       326,799
                                                                   -----------
               FOOD (3.9%)
                 Coca-Cola Co.                             1,000   $    74,250
                 Kellogg Co.                                 500        38,625
                 PepsiCo, Inc.                             2,400       134,100
                 Unilever NV                                 200        28,150
                                                                   -----------
                                                                       275,125
                                                                   -----------





               INSURANCE (4.5%)
                 Aetna Life & Casualty Co.                   200        13,850
                 American International Group              1,050        97,125
                 Transamerica Corp.                        1,500       109,313
                 United Healthcare Corp.                   1,400        91,700
                                                                   -----------
                                                                       311,988
                                                                   -----------
               MACHINERY (7.8%)
                 Cabletron System, Inc. (A)                  300        24,300
                 Compaq Computer Corp. (A)                 1,200        57,600
                 Deere & Co.                                 600        21,150
                 Digital Equipment Corp. (A)                 700        44,887
                 EMC Corp. (A)                             7,000       107,625
                 International Business Machines Corp.     1,100       100,925

                 Pitney Bowes, Inc.                          700        32,900
                 Sun Microsystems (A)                        600        27,413
                 York International, Inc.                  2,800       131,600
                                                                   -----------
                                                                       548,400
                                                                   -----------
               METAL PRODUCTS (4.1%)
                 Belden, Inc.                              4,500       115,875
                 Gillette Co.                                800        41,700
                 Newell Company                            5,000       129,375
                                                                   -----------
                                                                       286,950
                                                                   -----------
               MISCELLANEOUS MANUFACTURING (9.9%)
                 Beckman Instruments, Inc.                   500        17,687
                 Dentsply International, Inc.              3,300       131,794
                 Emerson Electric Co.                      1,000        81,750
                 Medtronic, Inc.                             600        33,525
                 Perkin-Elmer Corp.                        2,500        94,375
                 Stryker Corp.                             3,100       162,557
                 Xerox Corp.                               1,200       164,400
                                                                   -----------

                                                                       686,088
                                                                   -----------
               OIL & GAS (1.2%)
                 Anadarko Petroleum                        1,500        81,187
                                                                   -----------

               PAPER AND ALLIED PRODUCTS (1.0%)
                 Tambrands, Inc.                           1,500        71,625
                                                                   -----------

               PRINTING, PUBLISHING AND
                ALLIED INDUSTRIES (1.0%)
                 Tribune Co.                               1,200        73,350
                                                                   -----------

               RETAIL (9.5%)
                 Home Depot, Inc.                          2,900       138,837
                 Kroger Co. (A)                            2,700       101,250
                 May Department Stores                     1,500        63,375
                 McDonalds Corp.                           2,000        90,250
                 Pep Boys-Manny, Moe, Jack                 4,000       102,500
                 The GAP, Inc.                               300        12,600
                 Toys R Us (A)                             2,000        43,500
                 Wal-Mart Stores, Inc.                     3,500        78,312
                 Wendy's International, Inc.               1,700        36,125
                                                                   -----------
                                                                       666,749
                                                                   -----------
               RUBBER AND PLASTIC PRODUCTS (0.4%)
                 Nike, Inc.                                  400        27,850
                                                                   -----------

                                                       NO. OF        MARKET
                                                       SHARES         VALUE
                                                       ------        ------
              SERVICES (6.5%)
                 Columbia/HCA Healthcare Corp.           2,500   $     126,875
                 Computer Associates International       1,000          56,875
                 Microsoft (A)                           1,100          96,594
                 Olsten Corp.                            3,600         142,200
                 Oracle Systems Corp. (A)                  700          29,663
                                                                 -------------
                                                                       452,207
                                                                 -------------
              TEXTILE MILL PRODUCTS (1.3%)
                 VF Corp.                                1,700          89,675
                                                                 -------------
              TRANSPORTATION (1.3%)
                 Norfolk Southern Corp.                    900          71,437
                 Southwest Airlines                        800          18,600
                                                                 -------------
                                                                        90,037
                                                                 -------------
              TRANSPORTATION MANUFACTURING (3.6%)
                 Fleetwood Enterprises, Inc.             5,800         149,350
                 Varity Corp. (A)                        2,800         103,950
                                                                 -------------
                                                                       253,300
                                                                 -------------
              WHOLESALE TRADE (3.3%)
                 Enron Corp.                             3,300         125,813
                 Marshall Industries (A)                 3,300         106,011
                                                                 -------------
                                                                       231,824
                                                                 -------------
                    TOTAL COMMON STOCKS
                    (COST $ 5,541,643)                               6,831,256
                                                                 -------------





                                                      PRINCIPAL      MARKET
                                                       AMOUNT         VALUE
                                                      ---------      ------
             SHORT-TERM INVESTMENTS (2.3%)

               REPURCHASE AGREEMENTS (2.3%)
               Barclays Bank PLC,
                 5.25% Repurchase Agreement
                 dated December 29, 1995 due
                 January 2, 1996 collateralized
                 by: United States of America
                 Treasury, $156,000,
                 5.875% due July 31, 1997           $  158,000   $     158,000
                                                                 -------------
                 TOTAL SHORT-TERM
                 INVESTMENTS (COST  $158,000)                          158,000
                                                                 -------------
                 TOTAL INVESTMENTS (100%)
                 (COST  $5,699,643) (B) (C)                      $   6,989,256
                                                                 =============





NOTES

(A) Non-income Producing Security.

(B) At December 31, 1995, net unrealized appreciation for all securities was $1,289,613. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,379,690 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $90,077.

(C) The cost of investments for federal income tax purposes amounted to $5,711,602. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at December 31, 1995 were as follows:

                  Gross unrealized appreciation       $  1,360,418
                  Gross unrealized depreciation            (82,763)
                                                      -------------
                  Net unrealized appreciation         $  1,277,655
                                                      =============





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (identified cost $11,263,719)   . . . . . . . .        $    13,356,856
               Repurchase agreement, at market value (identified cost $2,144,000)   . . . . . . . . .              2,144,000
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                149,210
               Receivables:
                   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 34,122
                   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,846
                   Receivable from The Travelers  . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,870
                                                                                                             ----------------
                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,700,904
                                                                                                             ----------------
            LIABILITIES:
               Payables:
                   Investment securities purchased  . . . . . . . . . . . . . . . . . . . . . . . . .                353,662
                   Investment management and advisory fees  . . . . . . . . . . . . . . . . . . . . .                  1,350
               Accrued expenses:
                   Reimbursable expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,870
                   Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4,347
                                                                                                             ----------------
                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                361,229
                                                                                                             ----------------

            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    15,339,675
                                                                                                             ================

            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    12,660,428
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . .                441,157
               Accumulated net realized gains (losses) on investment security transactions  . . . . .                144,953
               Net unrealized appreciation on investment securities   . . . . . . . . . . . . . . . .              2,093,137
                                                                                                             ----------------
                   Total net assets (applicable to 1,193,707 shares outstanding at $12.85 per share)         $    15,339,675
                                                                                                             ================



                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


            INVESTMENT INCOME:
               Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $      391,560
               Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              179,952
                   Total income . . . . . . . . . . . . . . . . . . . . . . . . . .                            $      571,512


            EXPENSES:
               Investment management and advisory fees  . . . . . . . . . . . . . .               67,791
               Accounting and audit fees  . . . . . . . . . . . . . . . . . . . . .               48,925
               Printing and postage   . . . . . . . . . . . . . . . . . . . . . . .               11,947
               Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                1,391
               Registration fees  . . . . . . . . . . . . . . . . . . . . . . . . .                  115
               Legal fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,056
                                                                                          ---------------
                   Total expenses before reimbursement from The Travelers . . . . .              132,225

               Less: Reimbursement from The Travelers   . . . . . . . . . . . . . .                1,870
                                                                                          ---------------
                   Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                                   130,355
                                                                                                               ---------------
                      Net investment income   . . . . . . . . . . . . . . . . . . .                                   441,157
                                                                                                               ---------------
            REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON
                INVESTMENT SECURITIES:
               Realized gain from investment security transactions:
                   Proceeds from investment securities sold . . . . . . . . . . . .            2,272,015
                   Cost of investment securities sold . . . . . . . . . . . . . . .            2,127,062
                                                                                          ---------------
                      Net realized gain   . . . . . . . . . . . . . . . . . . . . .                                   144,953

               Change in unrealized gain (loss) on investment securities:
                   Unrealized loss at December 31, 1994 . . . . . . . . . . . . . .              (77,549)
                   Unrealized gain at December 31, 1995 . . . . . . . . . . . . . .            2,093,137
                                                                                          ---------------
                      Net change in unrealized gain (loss) for the year   . . . . .                                 2,170,686
                                                                                                               ---------------
                         Net realized gain and change in unrealized gain (loss)   .                                 2,315,639
                                                                                                               ---------------
               Net increase in net assets resulting from operations   . . . . . . .                            $    2,756,796
                                                                                                               ===============





                       See Notes to Financial Statements

                            THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
            THE PERIOD FEBRUARY 4, 1994 (DATE OPERATIONS COMMENCED)
                              TO DECEMBER 31, 1994


                                                                                              1995               1994
                                                                                              ----               ----
            OPERATIONS:
               Net investment income  . . . . . . . . . . . . . . . . . . . . . . . .      $   441,157          $  139,138
               Net realized gain from investment security transactions  . . . . . . .          144,953              11,353
               Net change in unrealized gain (loss) on investment securities  . . . .        2,170,686             (77,549)
                                                                                           -----------          ----------
                   Net increase in net assets resulting from operations . . . . . . .        2,756,796              72,942
                                                                                           -----------          ----------

            DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME AND
              NET SHORT-TERM REALIZED GAINS FROM INVESTMENT SECURITY TRANSACTIONS . .         (150,491)                  -
                                                                                           -----------          ----------
            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . .        9,178,587           7,595,972
               Dividend reinvestment  . . . . . . . . . . . . . . . . . . . . . . . .          150,491                   -
               Payments for shares redeemed   . . . . . . . . . . . . . . . . . . . .       (2,352,367)         (1,912,255)
                                                                                           -----------          ----------
                   Net increase in net assets resulting from capital share transactions      6,976,711           5,683,717
                                                                                           -----------          ----------
                      Net increase in net assets  . . . . . . . . . . . . . . . . . .        9,583,016           5,756,659

            NET ASSETS:
               Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .        5,756,659                   -
                                                                                           -----------          ----------
               End of period (including undistributed net investment income as follows:
                  December, 1995 $441,157 and December, 1994 $139,138)  . . . . . . .      $15,339,675          $5,756,659
                                                                                           ===========          ==========




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                                        NO. OF       MARKET
                                                        SHARES        VALUE
                                                        ------       ------
            COMMON STOCKS (76.7%)

               COMMUNICATION (12.0%)
                 Ameritech Corp.                          3,500   $   206,500
                 AT&T Corp.                               5,000       323,750
                 Bellsouth Corp.                         10,000       435,000
                 GTE Corp.                                7,500       330,000
                 NYNEX Corp.                              3,500       189,000
                 Sprint Corp.                             2,500        99,688
                 U.S. West, Inc.                          5,000       178,750
                 US West Media (A)                        5,000        95,000
                                                                  -----------
                                                                    1,857,688
                                                                  -----------
               UTILITIES (64.7%)
                 Allegheny Power System, Inc.            10,000       286,250
                 American Electric Power Co.              7,500       303,750
                 Baltimore Gas & Electric Co.             7,500       213,750
                 Carolina Power & Light Co.               7,500       258,750
                 Cinergy Corp.                           10,000       306,250
                 Coastal Corp.                           10,000       372,500
                 CIPSCO, Inc.                             5,000       195,000
                 Dominion Resources, Inc.                 7,000       288,750
                 Duquesne Light Co.                      12,750       392,063
                 DPL, Inc.                               10,000       247,500
                 El Paso Natural Gas Co.                  5,000       141,875
                 Florida Power & Light Co.               12,500       579,687
                 Florida Progress Corp.                  10,000       353,750
                 General Public Utilities                10,000       340,000
                 Houston Industries                      16,000       388,000
                 Kansas City Power & Light Co.           10,000       261,250
                 New York State Electric & Gas Co.        7,500       194,063
                 NIPSCO Industries, Inc.                 10,000       382,500
                 Ohio Edison Co.                         10,000       235,000
                 Pacific Enterprises                     10,000       282,500
                 Pacificorp                              15,000       318,750
                 Peco Energy Co.                         11,000       331,375
                 Portland General Electric Co.           13,100       381,537
                 Public Service of New Mexico (A)        15,000       264,375
                 Public Service Co. of Colorado           7,500       265,313
                 Public Service Enterprises Group         5,500       168,437
                 Southern Co.                             7,500       184,688
                 SCE Corp.                                6,000       106,500
                 Tenneco, Inc.                            7,000       347,375
                 Texas Utilities Co.                     12,000       493,500
                 Unicom Corporation                      10,500       343,875
                 Wa Energy Co.                           15,000       279,375
                 Westcoast Energy, Inc.                   5,000        73,125
                 Williams Companies                       5,000       219,375
                 Wisconsin Energy                         7,500       229,687
                                                                  -----------
                                                                   10,030,475
                                                                  -----------
                    TOTAL COMMON STOCKS
                    (COST $9,888,785)
                                                                   11,888,163
                                                                  -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                       ---------

            BONDS (2.7%)

              UTILITIES (2.7%)
                 Arizona Public Service Co.,
                    7.25% Bonds, 2023                $  200,000       198,262
                 PECO Energy Co.,
                    8.75% Bonds, 2022                   200,000       217,307
                                                                  -----------
                    TOTAL BONDS (COST $376,457)                       415,569
                                                                  -----------

                                                       PRINCIPAL     MARKET
                                                        AMOUNT        VALUE
                                                       ---------     ------

            U.S. GOVERNMENT
               SECURITIES (6.8%)

                 United States of America Treasury,
                    7.50% Notes, 1996                $  500,000   $   511,250
                 United States of America Treasury,
                    7.75% Notes, 1999                   500,000       541,874
                                                                  -----------
                    TOTAL U.S. GOVERNMENT
                       SECURITIES (COST $998,477)                   1,053,124
                                                                  -----------

            SHORT-TERM INVESTMENTS (13.8%)

               REPURCHASE AGREEMENTS (13.8%)
                Barclays Bank PLC,
                  5.25% Repurchase Agreement
                  dated December 29, 1995 due
                  January 2, 1996 collateralized
                  by: United States of America
                  Treasury, $2,114,000,
                  5.875% due July 31, 1997             2,144,000    2,144,000
                                                                  -----------


                    TOTAL SHORT-TERM
                     INVESTMENTS (COST $2,144,000)                  2,144,000
                                                                  -----------
                    TOTAL INVESTMENTS (100%)
                       (COST $13,407,719) (B)(C)                  $15,500,856
                                                                  ===========


NOTES

(A)      Non-income Producing Security.


(B) At December 31, 1995, net unrealized appreciation for all securities was $2,093,137. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $2,123,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $30,314.

(C)      The cost of investments for federal income tax purposes is identical.




                       See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

1.       SIGNIFICANT ACCOUNTING POLICIES

         The Travelers Series Trust (the "Series Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
         The Declaration of Trust authorizes the shares of the Series Trust to be divided into two or more series. As of December 31, 1995, the Series Trust consisted of six series: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, Utilities Portfolio (the "Portfolios"), Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. Shares in each Portfolio are currently offered, without a sales charge, to separate accounts of The Travelers Insurance Company ("The Travelers") and The Travelers Life and Annuity Company, indirect wholly owned subsidiaries of Travelers Group Inc., in connection with the issuance of certain variable annuity and variable life insurance contracts. The accompanying notes do not specifically pertain to the Zero Coupon Bond Fund Portfolios, as the financial statements and accompanying notes for these portfolios are published in their own annual report.

         The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

         SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

         FUTURES CONTRACTS. Each Portfolio may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When a Portfolio enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Each Portfolio is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

         It is each Portfolio's practice to hold cash and cash equivalents (including short-term investments) in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

         Futures contracts purchased by each Portfolio are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statements of Investments. However, when each Portfolio holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of changes in the value of the specified indexes or debt securities associated with the futures contract.

         OPTIONS. Each Portfolio may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Each Portfolio may sell the options before expiration. Options held in each Portfolio are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

         REPURCHASE AGREEMENTS. When each Portfolio enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by each Portfolio plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to each Portfolio securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Each Portfolio monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Each Portfolio's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

         TAXES. Each Portfolio has qualified, or intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, each Portfolio is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Portfolio further intends to avoid excise tax liability by distributing substantially all of its investment income. Therefore, no federal income tax provision has been made by each Portfolio in its financial statements.

         OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded at the close of business on the record date.

2.       INVESTMENTS

         Purchases and sales of common stocks and bonds excluding short-term investments aggregated $7,228,738 and $7,019,978, respectively, for U.S. Government Securities Portfolio; $5,748,355 and $3,959,211, respectively, for Social Awareness Stock Portfolio; and $7,493,306 and $2,272,015, respectively, for Utilities Portfolio; for the year ended December 31, 1995. Purchases and sales of direct and indirect U.S. government obligations were $45,759,332 and $44,807,698, respectively, for U.S. Government Securities Portfolio; and $498,789 for purchases of Utilities Portfolio. Realized gains and losses from security transactions are reported on an identified cost-basis.

         Net realized gains (losses) from options transactions in the Social Awareness Stock Portfolio were $21,118 and ($3,020) for the years ended December 31, 1995 and 1994, respectively. These gains (losses) are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets.

3.       PORTFOLIO CHARGES

         Investment management and advisory fees for U.S. Government Securities Portfolio are calculated daily at an annual rate of 0.3233% of the Portfolio's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

         Investment management and advisory fees for Social Awareness Stock Portfolio are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of the Portfolio's average net assets. Prior to May 1, 1995, these fees were paid to The Travelers Investment Management Company, an indirectly wholly owned subsidiary of Travelers Group Inc. Effective May 1, 1995, these fees are paid to Greenwich Street Advisors, a division of Smith Barney Funds Management Inc. ("SBMFM"), an indirect wholly owned subsidiary of Travelers Group Inc.

         Investment management and advisory fees for Utilities Portfolio are calculated daily at an annual rate of 0.65% of the Portfolio's average net assets. These fees are paid to Greenwich Street Advisors, a division of SBMFM, an indirect wholly owned subsidiary of Travelers Group Inc.

         The Travelers has agreed to reimburse U.S. Government Securities Portfolio, Social Awareness Portfolio and Utilities Portfolio for the amount by which each Portfolio's aggregate annualized operating expenses, excluding brokerage commissions and any interest charges and taxes, exceed 1.25% of each Portfolio's average net assets.

         Trustees and officers of the Series Trust, who are also officers and employees of Travelers Group Inc., or its subsidiaries, receive no compensation directly from the Series Trust.

4.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                      U.S. GOVERNMENT SECURITIES
                                                                               PORTFOLIO
                                                                   ------------------------------------
                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                      1995                    1994
                                                                   -------------          -------------
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . .           484,178                655,046
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . .          (672,686)              (616,041)
Shares issued in reinvestment of distributions:
   from net investment income and net short-term realized gains         138,279                 77,901
   from net long-term realized gains  . . . . . . . . . . . .                 -                  5,990
                                                                   -------------          -------------
Net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (50,229)               122,896
                                                                   =============          =============

                                                                        SOCIAL AWARENESS STOCK
                                                                               PORTFOLIO
                                                                   ------------------------------------
                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                      1995                    1994
                                                                   -------------          -------------
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . .           205,312                122,407
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . .           (74,604)               (67,708)
Shares issued in reinvestment of distributions:
   from net investment income and net short-term realized gains           4,774                  6,067
   from net long-term realized gains  . . . . . . . . . . . .             6,139                  1,517
                                                                   -------------          -------------
Net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           141,621                 62,283
                                                                   =============          =============

                                                                          UTILITIES PORTFOLIO
                                                                   -------------------------------------
                                                                   FOR THE YEAR              FEBRUARY 4,*
                                                                      ENDED                      TO
                                                                   DECEMBER 31,              DECEMBER 31,
                                                                      1995                      1994
                                                                   -------------          --------------
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . .           822,640                 754,802
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . .          (209,288)               (189,041)
Shares issued in reinvestment of distributions from
   net investment income and net short-term realized gains  .            14,594                       -
                                                                   -------------          --------------
Net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           627,946                 565,761
                                                                   =============          ==============


         *   Date operations commenced.

         As of December 31, 1995, all outstanding shares of beneficial interest of each Portfolio were owned by The Travelers Fund U for Variable Annuities, and/or The Travelers Fund UL for Variable Life Insurance, both of which are separate accounts of The Travelers.

5.       SUBSEQUENT EVENT

         On January 23, 1996, in accordance with the Board of Trustees, a dividend was declared with a distribution of net investment income and net short-term realized gains of $1.06 per share from the U.S.Government Securities Portfolio; a distribution of net investment income of $0.28 and a distribution from net long-term realized gains of $0.34 per share from Social Awareness Stock Portfolio; and a distribution of net investment income and net short-term realized gains of $0.47 per share from the Utilites Portfolio, payable on January 23, 1996, to shareholders of record as of January 22, 1996. These distributions are not reflected in the accompanying financial statements.

6.       FINANCIAL HIGHLIGHTS*
         (Selected data for a share outstanding throughout each period.)

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                                                                                JANUARY 24,**
                                                                                                                    TO
                                                                        FOR THE YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                                       ---------------------------------        -------------
                                                                          1995         1994          1993             1992
                                                                          ----         ----          ----             ----
PER SHARE DATA:
---------------
Net asset value, beginning of period  . . . . . . . . . . . . . .       $ 10.58      $ 11.63       $ 10.79          $ 10.00

    Income from operations
    ----------------------
    Net investment income . . . . . . . . . . . . . . . . . . . .          0.65         0.60          0.57             0.53

    Net gains or losses on securities (realized and unrealized)..          1.80        (1.23)         0.44             0.26
                                                                        -------      -------       -------          -------
       Total from investment operations . . . . . . . . . . . . .          2.45        (0.63)         1.01             0.79

    Less distributions
    ------------------
    Distributions from net investment income and
       net short-term realized gains  . . . . . . . . . . . . . .         (0.60)       (0.39)        (0.17)               -

    Distributions from net long-term realized gains . . . . . . .             -        (0.03)            -                -
                                                                        -------      -------       -------          -------
       Total distributions  . . . . . . . . . . . . . . . . . . .         (0.60)       (0.42)        (0.17)               -

Net asset value, end of period  . . . . . . . . . . . . . . . . .       $ 12.43      $ 10.58       $ 11.63          $ 10.79
                                                                        -------      -------       -------          -------
TOTAL RETURN***                                                           24.42 %      (5.64)%        9.48 %           7.90%
------------


RATIOS/SUPPLEMENTAL DATA
------------------------
    Net assets, end of period (thousands) . . . . . . . . . . . .     $  28,192    $  24,522      $ 25,520         $  9,017
    Ratio of expenses to average net assets ##  . . . . . . . . .          0.56 %       0.71 %        0.58 %           0.38%#
    Ratio of net investment income to average net assets                   5.80 %       5.56 %        5.04 %           4.72%#
    Portfolio turnover rate . . . . . . . . . . . . . . . . . . .           214 %         16 %          51 %             25%



* This information set forth in Note 6 replaces the data presented in prior periods as supplemental information.

**       Date operations commenced.

*** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

#        Annualized.

## The ratio of expenses to average net assets for 1992-1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended December 31, 1992, respectively. For the years ended December 31, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations described in Note 3.

7.  FINANCIAL HIGHLIGHTS*
(Selected data for a share outstanding throughout each period.)

                           SOCIAL AWARENESS STOCK PORTFOLIO

                                                                                                         MAY 1,** TO
                                                                 FOR THE YEARS ENDED DECEMBER 31,        DECEMBER 31,
                                                                1995          1994         1993              1992
                                                               ------       -------       -------        -----------
PER SHARE DATA:
---------------
Net asset value, beginning of period  . . . . . . . . .       $ 11.05       $ 11.64       $ 10.95          $ 10.00

   Income from operations
   ----------------------
   Net investment income  . . . . . . . . . . . . . . .          0.12          0.16          0.17             0.16

   Net gains or losses on securities (realized and
    unrealized) . . . . . . . . . . . . . . . . . . . .          3.47         (0.45)         0.65             0.79
                                                              -------       -------       -------          -------
       Total from investment operations . . . . . . . .          3.59         (0.29)         0.82             0.95

   Less distributions
   ------------------
   Distributions from net investment income and
       net short-term realized gains  . . . . . . . . .         (0.14)        (0.24)        (0.13)               -

   Distributions from net long-term realized gains  . .         (0.18)        (0.06)            -                -
                                                              -------       -------       -------          -------
       Total distribution . . . . . . . . . . . . . . .         (0.32)        (0.30)        (0.13)               -

Net asset value, end of period  . . . . . . . . . . . .       $ 14.32       $ 11.05       $ 11.64          $ 10.95
                                                              =======       =======       =======          =======
TOTAL RETURN***                                                 33.37%        (2.69)%        7.55%            9.50%
------------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (thousands)  . . . . . . .       $ 7,055       $ 3,879       $ 3,361          $ 1,394
   Ratio of expenses to average net assets ##   . . . .          1.25%         1.25%         1.05%            0.71%#
   Ratio of net investment income to average net assets          0.99%         1.43%         1.50%            2.22%#
   Portfolio turnover rate  . . . . . . . . . . . . . .            73%          137%           60%              56%



* This information set forth in Note 7 replaces the data presented in prior periods as supplementary information.

**       Date operations commenced.

*** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares in the Social Awareness Stock Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

#        Annualized.

## The ratio of expenses to average net assets for 1992-1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.75%, 3.34%, 3.73% and 2.19% for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992, respectively.

8.       FINANCIAL HIGHLIGHTS
         (Selected data for a share outstanding throughout each period.)

                              UTILITIES PORTFOLIO

                                                                               FOR THE YEAR        FEBRUARY 4,*
                                                                                   ENDED                TO
                                                                                DECEMBER 31,       DECEMBER 31,
                                                                                    1995               1994
                                                                                    ----               ----
PER SHARE DATA:
---------------
Net asset value, beginning of period  . . . . . . . . .                         $   10.17          $   10.00

    Income from operations
    ----------------------
    Net investment income . . . . . . . . . . . . . . .                              0.48               0.35

    Net gains or losses on securities (realized and unrealized)                      2.44              (0.18)
                                                                                ---------          ---------
       Total from investment operations . . . . . . . .                              2.92               0.17
       Less distributions
    ------------------
    Distributions from net investment income and
       net short-term realized gains  . . . . . . . . .                             (0.24)                 -
                                                                                ---------          ---------

         Total distributions  . . . . . . . . . . . . .                             (0.24)                 -

Net asset value, end of period  . . . . . . . . . . . .                         $   12.85          $   10.17
                                                                                =========          =========

TOTAL RETURN**                                                                      29.29  %            1.70  %
------------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (thousands) . . . . . . .                       $    15,340         $    5,757
    Ratio of expenses to average net assets ##  . . . .                              1.25  %            1.25  %#
    Ratio of net investment income to average net assets                             4.29  %            3.86  %#
    Portfolio turnover rate . . . . . . . . . . . . . .                                25  %              32  %



*        Date operations commenced.

** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

#        Annualized.

## The ratio of expenses to average net assets for 1994-1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.27% and 3.49% annualized for the year ended December 31, 1995 and the period ended December 31, 1994, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and the Utilities Portfolio of The Travelers Series Trust, including the statements of investments as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the applicable periods ended December 31, 1995 and 1994, and the financial highlights for each of the applicable periods ended December 31, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and also with brokers for the U.S. Government Securities Portfolio and the Utilities Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, and Utilities Portfolio of The Travelers Series Trust as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the applicable periods ended December 31, 1995 and 1994, and the financial highlights for each of the applicable periods ended December 31, 1995, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1996

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND PORTFOLIO FUND SERIES 1998

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (amortized cost $999,583)   . . . . . . . . . .             $1,012,572
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 11,352
               Receivable from The Travelers    . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,257
                                                                                                                  ----------
                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,038,181
                                                                                                                  ----------

            LIABILITIES:
               Payable for investment management and advisory fees  . . . . . . . . . . . . . . . . .                     14
               Accrued expenses:
                   Reimbursable expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,257
                   Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    112
                                                                                                                  ----------
                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,383
                                                                                                                  ----------

            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,023,798
                                                                                                                  ==========

            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  998,739
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . .                 12,428
               Accumulated net realized gains (losses) on investment security transactions  . . . . .                   (358)
               Net unrealized appreciation on investment securities   . . . . . . . . . . . . . . . .                 12,989
                                                                                                                  ----------
                      Total net assets (applicable to 99,875 shares outstanding at $10.25 per share)              $1,023,798
                                                                                                                  ==========





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

                            STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


            INVESTMENT INCOME:
               Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  $12,764

            EXPENSES:
               Investment management and advisory fees  . . . . . . . . . . . . . .             $    224
               Accounting and audit fees  . . . . . . . . . . . . . . . . . . . . .                5,322
               Custodian fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                1,215
               Printing and postage   . . . . . . . . . . . . . . . . . . . . . . .                6,425
               Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . .                1,407
                                                                                                --------
                   Total expenses before reimbursement from The Travelers . . . . .               14,593

               Less: Reimbursement from The Travelers   . . . . . . . . . . . . . .              (14,257)
                                                                                                --------
                   Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                                      336
                                                                                                                     -------
                      Net investment income   . . . . . . . . . . . . . . . . . . .                                   12,428
                                                                                                                     -------
            REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
                 INVESTMENT SECURITIES:
               Realized loss from investment security transactions:
                   Proceeds from investment securities sold . . . . . . . . . . . .              196,886
                   Amortized cost of investment securities sold . . . . . . . . . .              197,244
                                                                                                --------
                      Net realized loss   . . . . . . . . . . . . . . . . . . . . .                                     (358)

               Unrealized gain on investment securities:
                   December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . .                                   12,989
                                                                                                                     -------
                         Net realized loss and change in unrealized gain  . . . . .                                   12,631
                                                                                                                     -------

               Net increase in net assets resulting from operations   . . . . . . .                                  $25,059
                                                                                                                     =======





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


                                                                                                  1995
                                                                                                  ----
            OPERATIONS:
               Net investment income  . . . . . . . . . . . . . . . . . . . . . . . .           $   12,428
               Net realized loss from investment security transactions  . . . . . . .                 (358)
               Net change in unrealized gain on investment securities   . . . . . . .               12,989
                                                                                                ----------
                   Net increase in net assets resulting from operations . . . . . . .               25,059
                                                                                                ----------

            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . .            1,000,000
               Payments for shares redeemed   . . . . . . . . . . . . . . . . . . . .               (1,261)
                                                                                                ----------
                   Net increase in net assets resulting from capital share transactions            998,739
                                                                                                ----------
                      Net increase in net assets  . . . . . . . . . . . . . . . . . .            1,023,798


            NET ASSETS:
               Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .                    -
                                                                                                ----------
               End of period (including undistributed net investment income of $12,428)         $1,023,798
                                                                                                ==========




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                                        PRINCIPAL    MARKET
                                                         AMOUNT       VALUE
                                                        ---------   ----------
            BONDS (19.9%)

               BANKING (4.9%)
                 Chemical New York Corp.,
                    0.00% Bonds, 1999                   $ 60,000    $   49,838
                                                                    ----------
               FINANCE (5.0%)
                 Avco Financial Services, Inc.,
                    0.00% Notes, 1998                     60,000        50,753
                                                                    ----------
               FOOD (5.1%)
                 PepsiCo, Inc.,
                    0.00% Notes, 1999                     62,000        51,150
                                                                    ----------
               INSURANCE (4.9%)
                 New England Life,
                    0.00% Bonds, 1999                     60,000        49,575
                                                                    ----------
                    TOTAL BONDS
                   (AMORTIZED COST $199,247)                           201,316
                                                                    ----------
            U.S. GOVERNMENT
               SECURITIES (80.1%)

                 United States of America Treasury,
                    0.00% Notes, 1998                    941,000       811,256
                                                                    ----------

                    TOTAL U.S. GOVERNMENT
                    SECURITIES
                    (AMORTIZED COST $800,336)                          811,256
                                                                    ----------
                    TOTAL INVESTMENTS (100%)
                    AMORTIZED COST $999,583) (A) (B)                $1,012,572
                                                                    ==========


NOTES

(A) At December 31, 1995, net unrealized appreciation for all securities was $12,989. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over amortized cost of $12,989.

(B) The cost of investments for federal income tax purposes is identical.




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (amortized cost $1,004,949)   . . . . . . . . .             $1,024,291
               Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  5,302
               Receivable from The Travelers    . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,257
                                                                                                                  ----------
                      Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,043,850
                                                                                                                  ----------

            LIABILITIES:

               Payable for investment management and advisory fees  . . . . . . . . . . . . . . . . .                     14
               Accrued expenses:
                   Reimbursable expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,257
                   Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    112
                                                                                                                  ----------
                      Total Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 14,383
                                                                                                                  ----------

            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,029,467
                                                                                                                  ==========
            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             $  998,743
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . .                 12,592
               Accumulated net realized gains (losses) on investment security transactions  . . . . .                 (1,210)
               Net unrealized appreciation on investment securities   . . . . . . . . . . . . . . . .                 19,342
                                                                                                                  ----------
                      Total net assets (applicable to 99,876 shares outstanding at $10.31 per share)              $1,029,467
                                                                                                                  ==========




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

                            STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


            INVESTMENT INCOME:
                 Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .                            $12,928

            EXPENSES:
                 Investment management and advisory fees  . . . . . . . . . . .           $    224
                 Accounting and audit fees  . . . . . . . . . . . . . . . . . .              5,322
                 Custodian fees . . . . . . . . . . . . . . . . . . . . . . . .              1,215
                 Printing and postage . . . . . . . . . . . . . . . . . . . . .              6,425
                 Trustees' fees . . . . . . . . . . . . . . . . . . . . . . . .              1,407
                                                                                          --------
                      Total expenses before reimbursement from The Travelers. .             14,593

                 Less: Reimbursement from The Travelers . . . . . . . . . . . .            (14,257)
                                                                                          --------
                         Net expenses . . . . . . . . . . . . . . . . . . . . .                                336
                                                                                                            ------
                           Net investment income  . . . . . . . . . . . . . . .                             12,592
                                                                                                            ------
            REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
              INVESTMENT SECURITIES:

                 Realized loss from investment security transactions:
                    Proceeds from investment securities sold  . . . . . . . . .             343,073
                    Amortized cost of investment securities sold  . . . . . . .             344,283
                                                                                           --------
                            Net realized loss . . . . . . . . . . . . . . . . .                             (1,210)

                 Unrealized gain on investment securities:
                    December 31, 1995 . . . . . . . . . . . . . . . . . . . . .                             19,342
                                                                                                           -------
                            Net realized loss and change in unrealized gain . .                             18,132
                                                                                                           -------
                 Net increase in net assets resulting from operations . . . . .                            $30,724
                                                                                                           =======






                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


                                                                                                       1995
                                                                                                       ----
            OPERATIONS:
               Net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   12,592
               Net realized loss from investment security transactions . . . . . . . . . . .            (1,210)
               Net change in unrealized gain on investment securities  . . . . . . . . . . .            19,342
                                                                                                    ----------
                  Net increase in net assets resulting from operations . . . . . . . . . . .            30,724
                                                                                                    ----------

            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .         1,000,000
               Payment for shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . .            (1,257)
                                                                                                    ----------
                  Net increase in net assets resulting from capital share transactions . . .           998,743
                                                                                                    ----------
                         Net increase in net assets  . . . . . . . . . . . . . . . . . . . .         1,029,467


            NET ASSETS:
                Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                                    ----------
                End of period (including undistributed net investment income of $12,592) . .        $1,029,467
                                                                                                    ==========





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                                   PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
                                                  ----------    ----------
            BONDS (24.5%)

                    BANKING (4.9%)
                    Chemical New York Corp.,
                    0.00% Bonds, 1999             $   60,000    $   49,837
                                                                ----------
                    FINANCE (4.8%)
                    American Express, Co.,
                    0.00% Bonds, 2000                 65,000        48,669
                                                                ----------
                    FOOD (5.0%)
                    PepsiCo, Inc.,
                    0.00% Notes, 1999                 62,000        51,150
                                                                ----------
                    INSURANCE (4.8%)
                    New England Life,
                    0.00% Bonds, 1999                 60,000        49,575
                                                                ----------
                    SERVICES (5.0%)
                    Hospital Corp. of America,
                    0.00% Notes, 2000                 65,000        51,348
                                                                ----------
                    TOTAL BONDS
                      (AMORTIZED COST $246,210)                    250,579
                                                                ----------

            U.S. GOVERNMENT
              SECURITIES (75.5%)

                    United States of America
                    Treasury,
                    0.00% Notes, 2000              1,000,000       773,712
                                                                ----------


                     TOTAL U.S. GOVERNMENT
                     SECURITIES
                     (AMORTIZED COST $758,739)                     773,712
                                                                ----------

                    TOTAL INVESTMENTS (100%)
                    (AMORTIZED COST $1,004,949)(A)(B)           $1,024,291
                                                                ==========


NOTES

(A) At December 31, 1995, net unrealized appreciation for all securities was $19,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over amortized cost of $19,342.

(B) The cost of investments for federal income tax purposes amounted to $1,005,372. Gross unrealized appreciation of investments, based on identified tax cost at December 31, 1995 was $18,919.





                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995


            ASSETS:
               Investment securities, at market value (amortized cost $1,006,402) . . . . . . . . . . .      $1,043,215
               Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,833
               Receivable from The Travelers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,256
                                                                                                             ----------
                  Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,064,304
                                                                                                             ----------

            LIABILITIES:
               Payable for investment management and advisory fees  . . . . . . . . . . . . . . . . . .              14
               Accrued expenses:
                 Reimbursable expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,256
                 Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             113
                                                                                                             ----------
                  Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,383
                                                                                                             ----------

            NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,049,921
                                                                                                             ==========

            NET ASSETS REPRESENTED BY:
               Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,001,717
               Undistributed net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . .          13,259
               Accumulated net realized gains (losses) on investment security transactions  . . . . . .          (1,868)
               Net unrealized appreciation on investment securities . . . . . . . . . . . . . . . . . .          36,813
                                                                                                             ----------
                  Total net assets (applicable to 100,164 shares outstanding at $10.48 per share) . . .      $1,049,921
                                                                                                             ==========




                       See Notes to Financial Statements

                          THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

                            STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


            INVESTMENT INCOME:
               Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $13,597

            EXPENSES:
               Investment management and advisory fees . . . . . . . . . . . . .      $    225
               Accounting and audit fees . . . . . . . . . . . . . . . . . . . .         5,322
               Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . .         1,215
               Printing and postage  . . . . . . . . . . . . . . . . . . . . . .         6,425
               Trustees' fees  . . . . . . . . . . . . . . . . . . . . . . . . .         1,407
                                                                                      --------
                  Total expenses before reimbursement from The Travelers . . . .        14,594
               Less: Reimbursement from The Travelers  . . . . . . . . . . . . .       (14,256)
                                                                                      --------
                  Net expenses . . . . . . . . . . . . . . . . . . . . . . . . .                         338
                                                                                                     -------
                    Net investment income  . . . . . . . . . . . . . . . . . . .                      13,259
                                                                                                     -------

            REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
               INVESTMENT SECURITIES:
               Realized loss from investment security transactions:
                 Proceeds from investment securities sold  . . . . . . . . . . .       231,571
                 Amortized cost of investment securities sold  . . . . . . . . .       233,439
                                                                                      --------
                  Net realized loss  . . . . . . . . . . . . . . . . . . . . . .                      (1,868)

               Unrealized gain on investment securities:
                  December 31, 1995  . . . . . . . . . . . . . . . . . . . . . .                      36,813
                                                                                                     -------
                    Net realized loss and change in unrealized gain  . . . . . .                      34,945
                                                                                                     -------

               Net increase in net assets resulting from operations  . . . . . .                     $48,204
                                                                                                     =======





                       See Notes to Financial Statements

                          THE TRAVELERS SERIES TRUST
                 ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

                      STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 11, 1995 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1995


                                                                                                            1995
                                                                                                            ----
            OPERATIONS:
               Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   13,259
               Net realized loss from investment security transactions . . . . . . . . . . . . . .           (1,868)
               Net change in unrealized gain on investment securities  . . . . . . . . . . . . . .           36,813
                                                                                                         ----------
                  Net increase in net assets resulting from operations . . . . . . . . . . . . . .           48,204
                                                                                                         ----------

            CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,002,907
               Payment for shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,190)
                                                                                                         ----------
                  Net increase in net assets resulting from capital share transactions . . . . . .        1,001,717
                                                                                                         ----------
                    Net increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . .        1,049,921


            NET ASSETS:
               Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                -
                                                                                                         ----------
               End of period (including undistributed net investment income of $13,259)  . . . . .       $1,049,921
                                                                                                         ==========




                       See Notes to Financial Statements

                           THE TRAVELERS SERIES TRUST
                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

                                                         PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                        ----------    ----------
             BONDS (23.2%)

               BANKING (4.9%)
                  Chemical New York Corp.,
                    0.00% Bonds, 2002                   $   75,000    $   51,094
                                                                      ----------
                FINANCE (9.3%)
                  Exxon Capital,
                    0.00% Notes, 2004                       80,000        47,200
                  Grand Met Investment Corp.,
                    0.00% Notes, 2004                       80,000        49,404
                                                                      ----------
                                                                          96,604
                                                                      ----------
                FOOD (4.4%)
                  General Mills, Inc.,
                    0.00% Bonds, 2004                       80,000        46,250
                                                                      ----------
                INSURANCE (4.6%)
                  American International Group,
                    0.00% Bonds, 2004                       80,000        47,950
                                                                      ----------
                    TOTAL BONDS
                      (AMORTIZED COST $234,613)                          241,898
                                                                      ----------
             U.S. GOVERNMENT
               SECURITIES (76.8%)

                  United States of America Treasury,
                    0.00% Bonds, 2005                    1,398,000       801,317
                                                                      ----------
                    TOTAL U.S. GOVERNMENT
                    SECURITIES
                    (AMORTIZED COST $771,789)                            801,317
                                                                      ----------
                    TOTAL INVESTMENTS (100%)
                    (AMORTIZED COST $1,006,402) (A) (B)               $1,043,215
                                                                      ==========


NOTES

(A) At December 31, 1995, net unrealized appreciation for all securities was $36,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over amortized cost of $36,813.

(B) The cost of investments for federal income tax purposes is identical.




                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Series Trust (the "Series Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Declaration of Trust authorizes the shares of the Series Trust to be divided into two or more series. As of December 31, 1995, the Series Trust consisted of six series: Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 (the "Portfolios"), U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, and Utilities Portfolio. Shares in each Portfolio are currently offered, without a sales charge, to separate accounts of The Travelers Insurance Company ("The Travelers") and The Travelers Life and Annuity Company, indirect wholly owned subsidiaries of Travelers Group Inc., in connection with the issuance of certain variable life insurance contracts.

    The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued by computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.

    STRIPPED SECURITIES. Each Zero Coupon Bond Fund Portfolio will invest primarily in "Stripped Securities", a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped Securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

    Stripped Securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

FUTURES CONTRACTS. Each Portfolio may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When each Portfolio enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Each Portfolio is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is each Portfolio's practice to hold cash and cash equivalents (including short-term investments) in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by each Portfolio are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statements of Investments. However, when each Portfolio holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of changes in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Each Portfolio may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Each Portfolio may sell the options before expiration. Options held in each Portfolio are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When each Portfolio enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by each Portfolio plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to each Portfolio securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Each Portfolio monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Each Portfolio's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

TAXES. Each Portfolio has qualified, or intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, each Portfolio is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Portfolio further intends to avoid excise tax liability by distributing substantially all of its investment income. Therefore, no federal income tax provision has been made by each Portfolio in its financial statements. As of December 31, 1995, the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 had capital loss carryovers of $358, $787, and $1,868, respectively, which may be available to offset any future realized taxable capital gains, to the extent provided by regulations. These amounts expire during the year 2003.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. For the Zero Coupon Bond Fund Portfolios all original issue discounts are amortized to investment income for both financial reporting and federal income tax purposes. The constant yield method of amortization is utilized in these portfolios. Distributions to shareholders are recorded at the close of business on the record date.

2.  INVESTMENTS

    Purchases of bonds excluding short-term investments aggregated $197,321 for Zero Coupon Bond Fund Portfolio Series 1998; $293,301 for Zero Coupon Bond Fund Portfolio Series 2000; $232,206 for Zero Coupon Bond Fund Portfolio Series 2005 for the period ended December 31, 1995. Sales of bonds excluding short-term investments aggregated $49,406 for Zero Coupon Bond Fund Portfolio Series 2000 for the same period. Purchases and sales of direct and indirect U.S. government obligations were $987,858 and $196,886, respectively for Zero Coupon Bond Fund Portfolio Series 1998; $1,044,119 and $293,667, respectively for Zero Coupon Bond Fund Portfolio Series 2000; $995,154 and $231,571, respectively for Zero Coupon Bond Fund Portfolio Series 2005 for the period ended December 31, 1995. Realized gains and losses from security transactions are reported on an identified cost basis.

3.  PORTFOLIO CHARGES

    Investment management and advisory fees for the Zero Coupon Bond Fund Portfolios are calculated daily at an annual rate of 0.10% of each Zero Coupon Bond Fund Portfolios' average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    The Travelers has agreed to reimburse the Zero Coupon Bond Fund Portfolios for the amount by which each of the Zero Coupon Bond Fund Portfolio's aggregate annualized operating expenses, excluding brokerage commissions and any interest charges and taxes, exceed 0.15% of each Zero Coupon Bond Fund Portfolio's average net assets. Trustees and officers of the Series Trust, who are also officers and employees of Travelers Group Inc., or its subsidiaries, receive no compensation directly from the Series Trust.

4.  SHARES OF BENEFICIAL INTEREST

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   ZERO COUPON BOND FUND
                                                                   PORTFOLIO SERIES 1998
                                                                   ---------------------
                                                                       OCTOBER 11,*
                                                                            TO
                                                                     DECEMBER 31, 1995
                                                                   ---------------------
Shares sold .....................................................         100,000
Shares redeemed .................................................            (125)
                                                                          -------
Net .............................................................          99,875
                                                                          =======

                                                                   ZERO COUPON BOND FUND
                                                                   PORTFOLIO SERIES 2000
                                                                   ---------------------
                                                                       OCTOBER 11,*
                                                                            TO
                                                                     DECEMBER 31, 1995
                                                                   ---------------------
Shares sold .....................................................         100,000
Shares redeemed .................................................            (124)
                                                                          -------
Net .............................................................          99,876
                                                                          =======

                                                                   ZERO COUPON BOND FUND
                                                                   PORTFOLIO SERIES 2005
                                                                   ---------------------
                                                                       OCTOBER 11,*
                                                                            TO
                                                                     DECEMBER 31, 1995
                                                                   ---------------------
Shares sold .....................................................         100,281
Shares redeemed .................................................            (117)
                                                                          -------
Net .............................................................         100,164
                                                                          =======


*   Date operations commenced.

    As of December 31, 1995, all outstanding shares of beneficial interest of each Portfolio were owned by The Travelers Fund UL for Variable Life Insurance, a separate account of The Travelers.

5.  SUBSEQUENT EVENT

    On January 23, 1996, in accordance with the Board of Trustees, a dividend was declared with a distribution of net investment income of $0.12 per share from the Zero Coupon Bond Fund Portfolio Series 1998; a distribution of net investment income of $0.12 per share from the Zero Coupon Bond Fund Portfolio Series 2000; a distribution of net investment income of $0.13 per share from the Zero Coupon Bond Fund Portfolio Series 2005, payable on January 23, 1996, to shareholders of record as of January 22, 1996. These distributions are not reflected in the accompanying financial statements.

6.  FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the period.)


                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

                                                                  OCTOBER 11,*
                                                                       TO
                                                                  DECEMBER 31,
                                                                  ------------
                                                                      1995
                                                                  ------------
PER SHARE DATA:
---------------
Net asset value, beginning of period ..........................   $      10.00

  Income from operations
  ----------------------
  Net investment income .......................................           0.12
  Net gains or losses on securities (realized and unrealized)..           0.13
                                                                  ------------
    Total from investment operations ..........................           0.25

Net asset value, end of period ................................   $      10.25
                                                                  ============
TOTAL RETURN**                                                            2.50%
------------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
  Net assets, end of period (thousands) .......................   $      1,024
  Ratio of expenses to average net assets ## ..................           0.15%#
  Ratio of net investment income to average net assets ........           5.55%#
  Portfolio turnover rate .....................................             20%



    *    Date operations commenced.

    ** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares of the Zero Coupon Bond Fund Portfolio Series 1998 are only sold to The Travelers separate accounts in connection with the issuance of variable life insurance contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

    #    Annualized.

    ## The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 6.51% annualized for the period ended December 31, 1995.

7.  FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the period.)


                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

                                                                  OCTOBER 11,*
                                                                       TO
                                                                  DECEMBER 31,
                                                                  ------------
                                                                      1995
                                                                  ------------
PER SHARE DATA:
---------------
Net asset value, beginning of period .........................    $      10.00

  Income from operations
  ----------------------
  Net investment income ........................................          0.13
  Net gains or losses on securities (realized and unrealized)...          0.18
                                                                  ------------
    Total from investment operations ...........................          0.31

Net asset value, end of period ...............................    $      10.31
                                                                  ============
TOTAL RETURN**                                                            3.10%
------------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
  Net assets, end of period (thousands).......................    $      1,029
  Ratio of expenses to average net assets ## .................            0.15%#
  Ratio of net investment income to average net assets .......            5.61%#
  Portfolio turnover rate ....................................               34%



*   Date operations commenced.

** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares of the Zero Coupon Bond Fund Portfolio Series 2000 are only sold to The Travelers separate accounts in connection with the issuance of variable life insurance contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

#   Annualized.

## The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 6.51% annualized for the period ended December 31, 1995.

8.  FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the period.)

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

                                                                  OCTOBER 11,*
                                                                       TO
                                                                  DECEMBER 31,
                                                                  ------------
                                                                      1995
                                                                  ------------
PER SHARE DATA:
---------------
Net asset value, beginning of period ...........................  $      10.00

  Income from operations
  ----------------------
  Net investment income  .......................................          0.13

  Net gains or losses on securities (realized and unrealized)...          0.35
                                                                  ------------
    Total from investment operations ...........................          0.48

Net asset value, end of period .................................  $      10.48
                                                                  ============
TOTAL RETURN**                                                            4.80%
------------


RATIOS/SUPPLEMENTAL DATA:
-------------------------
  Net assets, end of period (thousands)  . . . . . . . . . . . .  $      1,050
  Ratio of expenses to average net assets ## . . . . . . . . . .          0.15%#
  Ratio of net investment income to average net assets . . . . .          5.89%#
  Portfolio turnover rate  . . . . . . . . . . . . . . . . . . .            23%



*   Date operations commenced.

** Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price. As described in Note 1, shares in the Zero Coupon Bond Fund Portfolio Series 2005 are only sold to The Travelers separate accounts in connection with the issuance of variable life insurance contracts. The total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For periods of less than one year, total returns are not annualized.

#   Annualized.

## The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 6.48% annualized for the period ended December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust, including the statements of investments as of December 31, 1995, and the related statements of operations for the period October 11, 1995 (date operations commenced) to December 31, 1995, the statements of changes in net assets for the period October 11, 1995 (date operations commenced) to December 31, 1995, and the financial highlights for the period October 11, 1995 (date operations commenced) to December 31, 1995. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.   Our procedures included confirmation of securities
owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust as of December 31, 1995, the results of their operations for the period October 11, 1995 (date operations commenced) to December 31, 1995, the changes in their net assets for the period October 11, 1995 (date operations commenced) to December 31, 1995, and the financial highlights for the period October 11, 1995 (date operations commenced) to December 31, 1995, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1996

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                        SOCIAL AWARENESS STOCK PORTFOLIO

                               UTILITIES PORTFOLIO

                        ZERO COUPON BOND FUND PORTFOLIOS
                            (SERIES 1998, 2000,2005)

                        TRAVELERS QUALITY BOND PORTFOLIO

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

                          MFS EMERGING GROWTH PORTFOLIO

                         FEDERATED HIGH YIELD PORTFOLIO

                            FEDERATED STOCK PORTFOLIO

                               LARGE CAP PORTFOLIO

                             EQUITY INCOME PORTFOLIO

                                     PART C


                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

       The financial statements of the Registrant and the Report of Independent Accountants are contained in the Statement of Additional Information. The Registrant's financial statements for the period ended December 31, 1995 include:

              U.S. GOVERNMENT SECURITIES PORTFOLIO
              SOCIAL AWARENESS STOCK PORTFOLIO
              UTILITIES PORTFOLIO
              ZERO COUPON BOND FUND PORTFOLIOS - SERIES 1998, 2000 AND 2005

              Statements of Assets and Liabilities as of December 31, 1995 Statements of Operations for the applicable period ended
                December 31, 1995
              Statements of Changes in Net Assets for the applicable periods ended December 31, 1995 and 1994
              Statements of Investments as of December 31, 1995
              Notes to Financial Statements

       The following Portfolios have no assets as of the effective date of the Registration Statement and accordingly no financial statements relating to the following Portfolios are included:

              MFS EMERGING GROWTH PORTFOLIO
              FEDERATED HIGH YIELD PORTFOLIO
              FEDERATED STOCK PORTFOLIO
              LAZARD INTERNATIONAL STOCK PORTFOLIO
              TRAVELERS QUALITY BOND PORTFOLIO
              LARGE CAP PORTFOLIO
              EQUITY INCOME PORTFOLIO
              MID-CAP DISCIPLINED EQUITY FUND

(b) Exhibits

      1. Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996.)

      2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(a). Investment Advisory Agreement between the U.S. Government Securities Portfolio and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(b). Investment Advisory Agreement between the Social Awareness Stock Portfolio and Smith Barney Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(c). Investment Advisory Agreement between the Utilities Portfolio and Smith Barney Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(d). Form of Investment Advisory Agreement between the Zero Coupon Bond Fund Portfolios of The Trust and Travelers Asset Management
               International Corporation.   (Incorporated herein by reference
               to Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on N-1A filed on June 2, 1995.)

   5(e). Form of Investment Advisory Agreement between MFS Emerging Growth Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(f). Form of Investment Advisory Agreement between Federated High Yield Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(g). Form of Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(h). Form of Investment Advisory Agreement between Lazard International Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(i). Form of Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(j). Form of Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(k). Form of Investment Advisory Agreement between Travelers Quality Bond Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(l). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Company as Subadviser to MFS Emerging Growth Portfolio. (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(m). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated High Yield Portfolio. Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(n). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(o). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and Lazard Freres Asset Management as Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(p). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and Fidelity Management & Research Company as Subadviser to Equity Income Portfolio and Large Cap Portfolio. (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(q). Form of Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(r). Form of Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(s). Form of Investment Advisory Agreement between The Mid Cap Disciplined Equity Fund of the Registrant and Travelers Asset Management International Corporation.

   5(t). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company, as Subadviser to the Mid-Cap Disciplined Equity Fund.

   8(a). Custody Agreement dated February 1, 1995 between the Registrant and Chase Manhattan Bank, N.A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   8(b). Form of Custody Agreement between the Registrant and PNC Bank. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(c). Form of Custody Agreement between the Registrant and Bank of New York. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(d). Form of Custody Agreement between the Registrant and Barclays Bank PLC. (To be filed by amendment.)

   8(e). Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co. (Incorporated herein by reference to
               Exhibit 8(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(a). Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   9(b). Form of Amendment to Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(c). Form of Transfer Agent Agreement between Fidelity Investments Institutional Operations Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. Incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(d). Form of Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(e). Form of Service Agent Agreement between Fidelity Service Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     10.       Opinion and Consent of Counsel.

  11(a).       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

  11(b). Powers of Attorney authorizing Ernest J. Wright, Secretary or Kathleen A. McGah, Assistant Secretary as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

     27.       Financial Data Schedule.  (Incorporated herein by reference to
               Exhibit 27 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 3, 1996.)

Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.



Item 26.  Number of Holders of Securities

                                                 Number of Record Holders
Title of Class                                   as of February 16, 1996
--------------                                   ------------------------
Shares of beneficial interest,                            Three (3)
without par value



Item 27.  Indemnification

Provisions for the indemnification of the Series Trust's Trustees and officers are contained in and are incorporated by reference to the Series Trust's Declaration of Trust, which was filed with Post-Effective Amendment No. 13 to this Registration Statement as Exhibit 1.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

U.S. GOVERNMENT SECURITIES PORTFOLIO
ZERO COUPON BOND PORTFOLIOS
LARGE CAP PORTFOLIO
EQUITY INCOME PORTFOLIO
TRAVELERS QUALITY BOND PORTFOLIO
LAZARD INTERNATIONAL STOCK PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
FEDERATED STOCK PORTFOLIO

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Investment Adviser for the above Portfolios of The Travelers Series Trust, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------
Marc P. Weill                      Director and Chairman                  Senior Vice President **
                                                                          Chief Investment Officer

David A. Tyson                     Director, President and                Senior Vice President *
                                   Chief Investment Officer

Joseph E. Rueli, Jr.               Director, Vice President and           Vice President*
                                   Chief Financial Officer

F. Denney Voss                     Director and Senior Vice               Senior Vice President*
                                   President

John R. Britt                      Director and Secretary                 Assistant Secretary *

Joseph Mullally                    Senior Vice President                  Vice President*

Sandip A. Bhagat                   Senior Vice President                  Director and President,
                                                                          The Travelers Investment
                                                                          Management Company

Kent A. Kelley                     Senior Vice President                  Director and Chief Executive
                                                                          Office, The Travelers Invest-
                                                                          ment Management Company

David Amaral                       Vice President                         Assistant Director*

John R. Calcagni                   Vice President                         Second Vice President*

Gene Collins                       Vice President                         Vice President*

Phillip A. Duncan                  Vice President                         Second Vice President*

Edward Hinchliffe III              Vice President and Cashier             Cashier*

Kathryn D. Karlic                  Vice President                         Vice President*

David R. Miller                    Vice President                         Vice President*

Emil J. Molinaro                   Vice President                         Vice President*

Jordan M. Stitzer                  Vice President                         Vice President*

William H. White                   Treasurer                              Vice President and Treasurer *

Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer *

George C. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer *

Marla A. Berman                    Assistant Secretary                    Assistant Secretary**

Patricia A. Uzzel                  Compliance Officer                     Assistant Director*

Frank J. Fazzina                   Controller                             Director *

* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.
** Positions are held with Travelers Group Inc. , 388 Greenwich Street, New York, N.Y. 10013.

SOCIAL AWARENESS STOCK PORTFOLIO
UTILITIES PORTFOLIO

Officers and Directors of Smith Barney Mutual Funds Management Inc. (SBMFM), the Investment Adviser for the Social Awareness Stock Portfolio and Utilities Portfolio of the Series Trust, are set forth in the following table:


Name                               Position with SBMFM*                    Other Business
----                               --------------------                    --------------
Jessica Bibliowicz                 Chairman and Chief                      Executive Vice President of
                                   Executive Officer                       Smith Barney Inc.  ("Smith
                                                                           Barney"); Director and/or
                                                                           President of certain investment
                                                                           companies sponsored by Smith
                                                                           Barney.

Heath B. McLendon                  Director and President                  Managing Director of Smith
                                                                           Barney; Director of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney

Lewis E. Daidone                   Director and Senior                     Managing Director of Smith
                                   Vice President                          Barney, Senior Vice President
                                                                           and Treasurer of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney

A. George Saks                     Director                                Managing Director and General
                                                                           Counsel of Smith Barney

Bruce D. Sargent                   Director and Vice                       Managing Director of Smith
                                   President                               Barney; Vice President and
                                                                           Director of certain investment
                                                                           companies sponsored by Smith
                                                                           Barney

Michael J. Day                     Treasurer                               Managing Director of Smith
                                                                           Barney

Christina T. Sydor                 General Counsel and                     Managing Director of Smith
                                   Secretary                               Barney and Secretary of certain
                                                                           investment companies sponsored
                                                                           by Smith Barney

* Address:  388 Greenwich Street, New York, N.Y. 10013

Executive Officers and Directors of Massachusetts Financial Services Company, the Sub-Adviser to MFS Emerging Growth Portfolio of the Registrant, are set forth in the following table:


                                           Position with MFS
Name                                       Financial Services Co.                    Other Business
----                                       ----------------------                    --------------
Keith Brodkin                              Director and Chairman                              -

Jeffrey L. Shames                          Director and President                             -

Arnold D. Scott                            Director, Senior Executive                         -
                                              Vice President and Secretary

John R. Gardner                            Director                                  President
                                                                                     Sun Life Assurance Company

John D. McNeil                             Director                                  Chairman
                                                                                     Sun Life Assurance Company

Bruce C. Avery                             Executive Vice President                           -

William S. Harris                          Executive Vice President                           -

William W. Scott, Jr.                      Executive Vice President                           -

Patricia A. Zlotin                         Executive Vice President                           -

Stephen E. Cavan                           Senior Vice President, General                     -
                                             Counsel and Assistant Secretary                  -

Joseph W. Dello Russo                      Senior Vice President, Chief                       -
                                             Financial Officer and Treasurer                  -

Robert T. Burns                            Vice President, Associate General                  -
                                             Counsel and Assistant Secretary                  -

Thomas B. Hastings                         Vice President and Assistant Treasurer             -

Lazard Freres & Co. LLC, serves as the investment subadviser to the Lazard International Stock Portfolio. Lazard Freres is a limited liability company, an organization for which its management is provided by General Members. Lazard Freres Asset Management is a division of Lazard Freres & Co. LLC.

                                           Position with Lazard
Name                                       Freres & Co. LLC                          Other Business
----                                       --------------------                      --------------
Michel A. David-Weill                      General Member                                     -
William R. Araskog                         General Member                                     -
Frederick H. Betrue                        General Member                                     -
David G. Braunechvig                       General Member                                     -
Patrick J. Callahan, Jr.                   General Member                                     -
John V. Doyle                              General Member                                     -
Charles R. Dreifus                         General Member                                     -
Thomas F. Dunn                             General Member                                     -
Noman Eig                                  General Member                                     -
Peter R. Ezersky                           General Member                                     -
Jonathan F. Foster                         General Member                                     -
Albert H. Garner                           General Member                                     -
James S. Gold                              General Member                                     -
Jeffrey A. Golman                          General Member                                     -
Steven J. Golub                            General Member                                     -
Herbert W. Gullquist                       General Member                                     -
Thomas R. Haack                            General Member                                     -
Jay R. Harris                              General Member                                     -
Melvin L. Heineman                         General Member                                     -
Kenneth M. Jacobs                          General Member                                     -
Jonathan H. Kagan                          General Member                                     -
James L. Kempner                           General Member                                     -
Sandra A. Lamb                             General Member                                     -
Edgar D. Lagaspi                           General Member                                     -
Michael S. Lise                            General Member                                     -
William R. Loomis, Jr.                     General Member                                     -
Jesses R. Lovejoy                          General Member                                     -
Matthew J. Lustig                          General Member                                     -
Philippe L. Magistretti                    General Member                                     -
Damon Mezzacappa                           General Member                                     -
Christina A.Mohr                           General Member                                     -
Robert P. Morgenthau                       General Member                                     -
Steven J. Niemczyk                         General Member                                     -
Hamish W. M. Norton                        General Member                                     -
Jonathan O'Herron                          General Member                                     -
James A. Paduano                           General Member                                     -
Louis Perlmutter                           General Member                                     -
Robert E. Pell, Jr.                        General Member                                     -
Leter Pollack                              General Member                                     -
Michael J. Price                           General Member                                     -
Steven L. Rattner                          General Member                                     -
John R. Reese                              General Member                                     -
John R. Reinsberg                          General Member                                     -
Louis G. Rice                              General Member                                     -
Luis E. Rinaldini                          General Member                                     -
Bruno M. Roger                             General Member                                     -
Felix G. Rohatyn                           General Member                                     -
Michael S. Rome                            General Member                                     -

                                           Position with Lazard
Name                                       Freres & Co. LLC                          Other Business
----                                       --------------------                      --------------
Gerald Rosenfeld                           General Member                                     -
Peter L. Smith                             General Member                                     -
Arthur P. Soloman                          General Member                                     -
Michael B. Solomon                         General Member                                     -
Edouard M. Stern                           General Member                                     -
Paul A. Street                             General Member                                     -
John S. Tamagni                            General Member                                     -
David L. Tashjian                          General Member                                     -
Joseph M. Thomas                           General Member                                     -
Donald A. Wagner                           General Member                                     -
Ali E. Wambold                             General Member                                     -
Michael A. Wildish                         General Member                                     -
Kendrick R. Wilson, III                    General Member                                     -
Alexander B. Zagoreos                      General Member                                     -

Executive Officers and Directors of Federated Investment Counseling, the Sub-Adviser to Federated Stock Portfolio and Federated High Yield Portfolio of the Registrant, are set forth in the following table:

                                           Position with Federated
Name                                       Investment Counseling                     Other Business
----                                       ---------------------                     --------------
John F. Donahue                            Trustee                                            -

J. Christopher Donahue                     Trustee                                            -

Henry J. Gailliot                          Trustee and Chairman                               -

Mark L. Mallon                             Trustee and President                              -

John W. McGonigle                          Trustee                                            -

Mark D. Olson                              Trustee                                            -

J. Alan Minteer                            Senior Vice President                              -

Robert J. Ostrowski                        Senior Vice President                              -

G. Michael P. Cullen                       Vice President                                     -

Michael P. Donnelly                        Vice President                                     -

Edward C. Gonzales                         Vice President                                     -

Stephen A. Keen                            Vice President and Secretary                       -

Robert K. Kinsey                           Vice President                                     -

Charles A. Ritter                          Vice President                                     -

Christopher J. Smith                       Vice President                                     -

Edward J. Tiedge                           Vice President                                     -

Donna M. Fabiano                           Assistant Vice President                           -

Thomas R. Donahue                          Treasurer and Assistant Secretary                  -

Joseph M. Huber                            Assistant Secretary                                -

David M. Taylor                            Assistant Secretary                                -

Richard B. Fisher                          Assistant Treasurer                                -

Executive Officers and Directors of Fidelity Management & Research Company, the Sub-Adviser to Equity Income Portfolio and Large Cap Portfolio of the Registrant, are set forth in the following table:

                                           Position with Fidelity
Name                                       Management & Research                     Other Business
----                                       ---------------------                     --------------
J. Gary Burkhead                           Director, President                                -

Edward C. Johnson 3d                       Director, Chairman of the Board                    -

Peter S. Lynch                             Director, Vice Chairman of the Board               -

Fred Henning, Jr.                          Senior Vice President                              -

Richard B. Fentin                          Senior Vice President                              -

Richard Haberman                           Senior Vice President                              -

William J. Hayes                           Senior Vice President                              -

Robert A. Lawrence                         Senior Vice President                              -

Arthur S. Loring                           Senior Vice President, Clerk and                   -
                                                General Counsel                               -

Robert E. Stansky                          Senior Vice President                              -

Beth F. Terrana                            Senior Vice President                              -

George A. Vanderheiden                     Senior Vice President                              -

Stephen P. Jonas                           Vice President and Treasurer                       -

MID CAP DISCIPLINED EQUITY FUND

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser to the Mid Cap Disciplined Equity Fund of the Registrant, are set forth in the following table:


Name                                       Position with TIMCO                    Other Business
----                                       -------------------                    --------------
Jeffrey B. Lane                            Director and Chairman                  Vice Chairman
                                                                                  Smith Barney Inc.*

Kent A. Kelley                             Director and Chief**                   Not Applicable
                                           Executive Officer

Sandip A. Bhagat                           Director and President**               Not Applicable

Heath B. McLendon                          Director                               Managing Director
                                                                                  Smith Barney Inc.*

Jacob E. Hurwitz                           Senior Vice President**                Not Applicable

Emil Molinaro                              Vice President                         Vice President
                                                                                  Travelers Group Inc.**

Daniel Willey                              Vice President**                       Not Applicable

Gloria G. Williams                         Assistant Vice President**             Not Applicable

Michael F. Rosenbaum                       Corporate Secretary                    Associate General Counsel
                                                                                  Smith Barney Inc.*

Michael Day                                Treasurer                              Managing Director
                                                                                  Smith Barney Inc.*


   *Address: Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 **Address: One Tower Square, Hartford, Connecticut 01683

Item 29.  Principal Underwriter

Not Applicable.


Item 30.  Location of Accounts and Records

       (1)    The Travelers Insurance Company
              One Tower Square
              Hartford, Connecticut  06183

       (2)    Chase Manhattan Bank, N.A.
              Chase MetroTech Center
              Brooklyn, New York


Item 31.  Management Services

Not Applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Travelers Series Trust, has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, State of Connecticut, on October 31, 1996.


                          THE TRAVELERS SERIES TRUST
                          --------------------------
                                 (Registrant)



                                           By: *HEATH B. McLENDON
                                               --------------------------------
                                               Heath B. McLendon
                                               Chairman, Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on October 31, 1996.


*HEATH B. McLENDON                        Chairman of the Board
--------------------------------
 (Heath B. McLendon)

*KNIGHT EDWARDS                           Trustee
--------------------------------
 (Knight Edwards)

*ROBERT E. McGILL, III                    Trustee
--------------------------------
 (Robert E. McGill, III)

*LEWIS MANDELL                            Trustee
--------------------------------
 (Lewis Mandell)

*FRANCES M. HAWK                          Trustee
--------------------------------
 (Frances M. Hawk)

*IAN R. STUART                            Treasurer and Chief Accounting Officer
--------------------------------
 (Ian R. Stuart)



*By: /S/ Kathleen A. McGah
     -----------------------------------------
       Kathleen A. McGah, Attorney-in-Fact
       Assistant Secretary, Board of Trustees

                                 EXHIBIT INDEX

Exhibit
  No.                Description                                                                Method of Filing
-------              -----------                                                                ----------------
      1.         Agreement and Declaration of Trust.  (Incorporated
                 herein by reference to Exhibit 1 to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

      2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration
                 Statement on Form N-1A, filed April 3, 1996.)

   5(a).         Investment Advisory Agreement between the U.S.
                 Government Securities Portfolio and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

   5(b).         Investment Advisory Agreement between the
                 Social Awareness Stock Portfolio and Smith Barney
                 Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit 5(b) to Post-Effective
                 Amendment No. 11 to the Registration Statement on
                 Form N-1A filed on April 25, 1995.)

   5(c).         Investment Advisory Agreement between the
                 Utilities Portfolio and Smith Barney Mutual Fund
                 Management Inc. (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(d).         Form of Investment Advisory Agreement between the
                 Zero Coupon Bond Fund Portfolios of The Trust and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(d) to Post-
                 Effective Amendment No. 12 to the Registration
                 Statement on Form N-1A filed on June 2, 1995.)

   5(e).         Form of Investment Advisory Agreement between
                 MFS Emerging Growth Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(f).         Form of Investment Advisory Agreement between
                 Federated High Yield Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(g).         Form of Investment Advisory Agreement between
                 Federated Stock Portfolio of the Registrant and Travelers
                 Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(h).         Form of Investment Advisory Agreement between
                 Lazard International Stock Portfolio of the Registrant and
                 Travelers Asset Management International Corporation.
                 (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(i).         Form of Investment Advisory Agreement between Large
                 Cap Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(j).         Form of Investment Advisory Agreement between Equity
                 Income Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(k).         Form of Investment Advisory Agreement between Travelers
                 Quality Bond Portfolio of the Registrant and Travelers Asset
                 Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(l).         Form of Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Massachusetts
                 Financial Services Company as Subadviser to MFS Emerging
                 Growth Portfolio. (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   5(m).         Form of Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Federated
                 Investment Counseling as Subadviser to Federated High
                 Yield Portfolio. (Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   5(n).         Form of Sub-Advisory Agreement between Travelers
                 Asset Management International Corporation and
                 Federated Investment Counseling as Subadviser to
                 Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on

                 July 31, 1996.)

   5(o).         Form of Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Lazard Freres
                 Asset Management as Subadviser to Lazard International
                 Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   5(p).         Form of Sub-Advisory Agreement between Travelers Asset
                 Management International Corporation and Fidelity
                 Management & Research Company as Subadviser to
                 Equity Income Portfolio and Large Cap Portfolio.
                 (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   5(q).         Form of Sub-Subadvisory Agreement between Fidelity
                 Management & Research Company and Fidelity
                 Management & Research (U.K.) Inc. (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(r).         Form of Sub-Subadvisory Agreement between Fidelity
                 Management & Research Company and Fidelity
                 Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective
                 Amendment No. 16 to the Registration Statement on
                 N-1A filed on July 31, 1996.)

   5(s).         Form of Investment Advisory Agreement between                        Electronically
                 The Mid Cap Disciplined Equity Fund of the Registrant
                 and Travelers Asset Management International Corporation.

   5(t).         Form of Sub-Advisory Agreement between Travelers                     Electronically
                 Asset Management International Corporation and
                 The Travelers Investment Management Company,
                 as Subadviser to the Mid-Cap Disciplined Equity Fund.

   8(a). Custody Agreement dated February 1, 1995 between the Registrant and Chase Manhattan Bank, N.A.,
                 Brooklyn, New York. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 11 to the
                 Registration Statement on Form N-1A filed on April 25,
                 1995.)

   8(b).         Form of Custody Agreement between the Registrant and
                 PNC Bank. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   8(c).         Form of Custody Agreement between the Registrant and
                 Bank of New York. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   8(d).         Form of Custody Agreement between the Registrant and                           To be filed by
                 Barclays Bank PLC.                                                             amendment

   8(e).         Form of Custody Agreement between the Registrant and
                 Brown Brothers Harriman & Co. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(a).         Transfer and Recordkeeping Agreement between the
                 Registrant and The Travelers Insurance Company.
                 (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration
                 Statement on Form N-1A, filed April 3, 1996.)

   9(b).         Form of Amendment to Transfer and Recordkeeping
                 Agreement between the Registrant and The Travelers
                 Insurance Company. (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(c).         Form of Transfer Agent Agreement between Fidelity
                 Investments Institutional Operations Company and the
                 Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 16 to the
                 Registration Statement on N-1A filed on July 31, 1996.)

   9(d).         Form of Administrative Services Agreement between the
                 Registrant and The Travelers Insurance Company.
                 (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration
                 Statement on N-1A filed on July 31, 1996.)

   9(e).         Form of Service Agent Agreement between Fidelity Service
                 Company and the Equity Income Portfolio and Large
                 Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment
                 No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     10.         Opinion and Consent of Counsel.                                                 Electronically

  11(a).         Consent of Coopers & Lybrand L.L.P., Independent                                Electronically
                 Accountants.

  11(b).         Powers of Attorney authorizing Ernest J. Wright,
                 Secretary, or Kathleen A. McGah, Assistant Secretary to be the signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell,
                 Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective
                 Amendment No. 13 to the Registration Statement on
                 Form N-1A, filed April 3, 1996.)

27. Financial Data Schedule. (Incorporated herein by reference to Exhibit 27 to Post-Effective
                 Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)